AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT FINANCIAL STATEMENTS

AND

AMERICAN NATIONAL INSURANCE COMPANY CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

American National Insurance Company and

Policyholders of American National Variable Life Separate Account:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the subaccounts of American National Variable Life Separate Account (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the 2020 periods presented in Appendix A and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the 2020 periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

The statements of changes in net assets for the year or period ended December 31, 2019 and financial highlights for the four years or periods ended December 31, 2019, were audited by other auditors whose report, dated April 20, 2020, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on the Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account's fund managers and when replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Houston, Texas

April 16, 2021

We have served as the auditor of American National Variable Life Separate Account since 2020.

American National Variable Life Separate Account	Appendix A

Subaccount	Statements of Net Assets as of	Statements of Operations for the Year ended	Statements Of Changes in Net Assets for the Year ended	Financial Highlights for the Year Ended
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Asset Manager Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Balanced Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Contrafund Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Equity-Income Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Government Money Market Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Growth - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Growth and Income - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Growth Opportunities Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP High Income - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Index 500 Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Mid Cap Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Overseas Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
T. Rowe Price Equity Income Portfolio	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
T. Rowe Price International Stock Portfolio	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
T. Rowe Price Mid-Cap Growth Portfolio	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Balanced Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Capital Appreciation Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Growth & Income Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Large Cap Growth Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Mid Cap Growth Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Alger Small Cap Growth Portfolio - Class I-2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Federated Hermes Fund for U.S. Government Securities II	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Federated Hermes High Income Bond Fund II - Primary Shares	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Federated Hermes Kaufmann Fund II - Primary Shares	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Federated Hermes Managed Volatility Fund II - Primary Shares	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Federated Hermes Quality Bond Fund II - Primary Shares	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Contrafund Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Equity-Income Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Government Money Market Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Growth and Income - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Index 500 Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Mid Cap Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Value Portfolio - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Fidelity VIP Value Strategies - Service Class 2	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	December 31, 2020	*	*	*
Invesco V.I. Diversified Dividend Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco V.I. Health Care Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco V.I. Global Real Estate Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco V.I. Managed Volatility Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco V.I. Mid Cap Growth Fund - Series I	-	#	#	#
Invesco V.I. Small Cap Equity Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
Invesco V.I. Technology Fund - Series I	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
MFS Core Equity Portfolio - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
MFS Growth Series - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
MFS Investors Trust Series - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
MFS Research Series - Initial Class	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020
T. Rowe Price Limited-Term Bond Portfolio	December 31, 2020	December 31, 2020	December 31, 2020	December 31, 2020

* for the period April 30, 2020 to December 31, 2020. # for the period January 1, 2020 to April 30, 2020.

American National Variable Life Separate Account

Statements of Net Assets1

As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Alger Balanced Portfolio Class 1-2	Alger Capital Appreciation Portfolio Class 1-2	Alger Growth & Income Portfolio Class 1-2	Alger Large Cap Growth Portfolio Class 1-2	Alger Mid Cap Growth Portfolio Class 1-2
ASSETS
Investments, at fair value	$2,103	$8,095	$1,610	$4,116	$6,069
Total assets	$2,103	$8,095	$1,610	$4,116	$6,069

NET ASSETS
Accumulation units	$2,103	$8,095	$1,610	$4,116	$6,069
Total net assets	$2,103	$8,095	$1,610	$4,116	$6,069

FUND SHARE INFORMATION
Number of shares	123,322	80,986	66,158	44,063	182,582
Cost of investment	$1,936	$6,558	$1,328	$2,922	$4,397

UNIT VALUE
Lowest	$2.70	$7.33	$3.31	$5.23	$5.29
Highest	$2.70	$7.33	$3.31	$5.23	$5.29

American National Variable Life Separate Account

Statements of Operations1

Year ended December 31, 2020

	Alger Balanced Portfolio Class 1-2	Alger Capital Appreciation Portfolio Class 1-2	Alger Growth & Income Portfolio Class 1-2	Alger Large Cap Growth Portfolio Class 1-2	Alger Mid Cap Growth Portfolio Class 1-2
NET INVESTMENT INCOME/(LOSS)
Dividends	$25	$—	$20	$6	$—
Mortality and expense charge	(3)	(28)	(4)	(7)	(12)
Net investment income/(loss)	$22	$(28)	$16	$(1)	$(12)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gain/(losses)	7	1.243	80	665	1.047
Change in unrealized gains/(losses)	160	1,236	106	1,006	1,392
Net realized and change in unrealized gains/(losses) on investments	167	2,479	186	1,671	2,439
lncrease/(decrease) in net assets from operations	$189	$2,451	$202	$1,670	$2,427

1 See accompanying notes to the financial statements

3

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Alger Small Cap Growth Portfolio Class I-2	Federated Hermes Fund for U.S Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
ASSETS
Investments, at fair value	$3,855	$209	$1,100	$1,259	$496
Total assets	$3,855	$209	$1,100	$1,259	$496

NET ASSETS
Accumulation units	$3,855	$209	$1,100	$1,259	$496
Total net assets	$3,855	$209	$1,100	$1,259	$496

FUND SHARE INFORMATION
Number of shares	86,078	18,742	171,653	49,441	44,693
Cost of investment	$2,410	$201	$1,075	$894	$459

UNIT VALUE
Lowest	$7.56	$1.52	$3.35	$5.36	$2.44
Highest	$7.56	$1.52	$3.35	$5.36	$2.44

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Alger Small Cap Growth Portfolio Class I-2	Federated Hermes Fund for U.S Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
NET INVESTMENT INCOME/(LOSS)
Dividends	$32	$5	$61	$—	$12
Mortality and expense charge	(10)	(1)	(4)	(5)	(2)
Net investment income/(loss)	$22	$4	$57	$(5)	$10
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	582	2	(30)	111	15
Change in unrealized gains/(losses)	972	4	22	165	(22)
Net realized and change in unrealized gains/(losses) on investments	1,554	6	(8)	276	(7)
Increase/(decrease) in net assets from operations	$1,576	$10	$49	$271	$3

1 See accompanying notes to the financial statements

4

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Balanced Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
ASSETS
Investments, at fair value	$227	$1,113	$896	$1,712	$18,211
Total assets	$227	$1,113	$896	$1,712	$18,211

NET ASSETS
Accumulation units	$227	$1,113	$896	$1,712	$18,211
Total net assets	$227	$1,113	$896	$1,712	$18,211

FUND SHARE INFORMATION
Number of shares	19,197	50,597	52,560	73,491	378,056
Cost of investment	$213	$804	$798	$1,255	$11,169

UNIT VALUE
Lowest	$1.81	$2.84	$2.68	$3.30	$6.81
Highest	$1.81	$40.52	$4.33	$52.77	$132.84

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Balanced Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends	$6	$11	$12	$22	$40
Mortality and expense charge	(1)	(11)	(8)	(18)	(182)
Net investment income/(loss)	$5	$—	$4	$4	$(142)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	—	41	17	63	768
Change in unrealized gains/(losses)	10	114	88	233	3,657
Net realized and change in unrealized gains/(losses) on investments	10	155	105	296	4,425
Increase/(decrease) in net assets from operations	$15	$155	$109	$300	$4,283

1 See accompanying notes to the financial statements

5

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
ASSETS
Investments, at fair value	$21,741	$5,355	$1,334	$8,061	$4,469
Total assets	$21,741	$5,355	$1,334	$8,061	$4,469

NET ASSETS
Accumulation units	$21,741	$5,355	$1,334	$8,061	$4,469
Total net assets	$21,741	$5,355	$1,334	$8,061	$4,469

FUND SHARE INFORMATION
Number of shares	465,240	224,051	57,532	8,060,637	4,469,347
Cost of investment	$15,727	$4,812	$1,175	$8,061	$4,472

UNIT VALUE
Lowest	$5.73	$3.46	$2.66	$1.15	$0.99
Highest	$5.73	$77.36	$2.66	$1.54	$0.99

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$15	$87	$19	$26	$11
Mortality and expense charge	(72)	(52)	(6)	(93)	(9)
Net investment income/(loss)	$(57)	$35	$13	$(67)	$2
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	975	285	20	—	—
Change in unrealized gains/(losses)	4,148	(67)	41	—	—
Net realized and change in unrealized gains/(losses) on investments	5,123	218	61	—	—
Increase/(decrease) in net assets from operations	$5,066	$253	$74	$(67)	$2

1 See accompanying notes to the financial statements

6

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Fidelity VIP Growth Initial Class	Fidelity VIP Growth and Income Initial Class	Fidelity VIP Growth and Income Service Class 2	Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP Growth Opportunities Portfolio Service Class 2
ASSETS
Investments, at fair value	$26,719	$1,242	$831	$7,276	$5,133
Total assets	$26,719	$1,242	$831	$7,276	$5,133

NET ASSETS
Accumulation units	$26,719	$1,242	$831	$7,276	$5,133
Total net assets	$26,719	$1,242	$831	$7,276	$5,133

FUND SHARE INFORMATION
Number of shares	259,410	55,525	38,279	93,837	67,454
Cost of investment	$13,928	$994	$727	$2,991	$2,758

UNIT VALUE
Lowest	$5.76	$2.87	$3.16	$5.23	$7.83
Highest	$192.20	$3.24	$3.16	$123.57	$7.83

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Fidelity VIP Growth Initial Class	Fidelity VIP Growth and Income Initial Class	Fidelity VIP Growth and Income Service Class 2	Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP Growth Opportunities Portfolio Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$16	$24	$14	$1	$—
Mortality and expense charge	(244)	(13)	(5)	(67)	(8)
Net investment income/(loss)	$(228)	$11	$9	$(66)	$(8)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	3,054	92	74	826	624
Change in unrealized gains/(losses)	5,244	(25)	(32)	2,226	1,511
Net realized and change in unrealized gains/(losses) on investments	8,298	67	42	3,052	2,135
Increase/(decrease) in net assets from operations	$8,070	$78	$51	$2,986	$2,127

1 See accompanying notes to the financial statements

7

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Service Class 2
ASSETS
Investments, at fair value	$764	$26,914	$15,732	$882	$519
Total assets	$764	$26,914	$15,732	$882	$519

NET ASSETS
Accumulation units	$764	$26,914	$15,732	$882	$519
Total net assets	$764	$26,914	$15,732	$882	$519

FUND SHARE INFORMATION
Number of shares	143,939	72,429	42,898	62,583	37,812
Cost of investment	$788	$11,761	$11,146	$804	$482

UNIT VALUE
Lowest	$2.02	$4.29	$4.06	$2.32	$1.78
Highest	$22.93	$576.03	$4.06	$30.24	$1.78

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$37	$417	S 213	$19	$10
Mortality and expense charge	(8)	(264)	(43)	(10)	(3)
Net investment income/(loss)	$29	$153	$170	$9	$7
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	(5)	1,231	1,452	4	9
Change in unrealized gains/(losses)	(10)	2,524	723	54	23
Net realized and change in unrealized gains/(losses) on investments	(15)	3,755	2,175	58	32
Increase/(decrease) in net assets from operations	$14	$3,908	$2,345	$67	$39

1 See accompanying notes to the financial statements

8

American National Variable Life Separate Account
Statements of Net Assets1
As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Fidelity VIP Mid Cap Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	Fidelity VIP Value Portfolio Service Class 2	Fidelity VIP Value Strategies Service Class 2
ASSETS
Investments, at fair value	$15,784	$29,616	$1,808	$471	775
Total assets	$15,784	$29,616	$1,808	$471	$775

NET ASSETS
Accumulation units	$15,784	$29,616	$1,808	$471	$775
Total net assets	$15,784	$29,616	$1,808	$471	$775

FUND SHARE INFORMATION
Number of shares	407,647	794,209	68,185	29,986	56,631
Cost of investment	$13,153	$25,003	$1,251	$442	$721

UNIT VALUE
Lowest	$8.61	$5.77	$2.57	$2.73	$3.05
Highest	$106.73	$5.77	$48.42	$2.73	$3.05

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Fidelity VIP Mid Cap Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	Fidelity VIP Value Portfolio Service Class 2	Fidelity VIP Value Strategies Service Class 2
NET INVESTMENT INCOME/(LOSS)
Dividends	$85	$97	S 7	$5	$7
Mortality and expense charge	(153)	(88)	(17)	(2)	(3)
Net investment income/(loss)	$(68)	$9	$(10)	$3	$4
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	344	(727)	104	3	(18)
Change in unrealized gains/(losses)	1,964	5,074	135	6	67
Net realized and change in unrealized gains/(losses) on investments	2,308	4,347	239	9	49
Increase/(decrease) in net assets from operations	$2,240	$4,356	$229	$12	$53

1 See accompanying notes to the financial statements

9

American National Variable Life Separate Account

Statements of Net Assets1

As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I
ASSETS
Investments, at fair value	$162	$421	$1,265	$2,644	$2,027
Total assets	$162	$421	$1,265	$2,644	$2,027

NET ASSETS
Accumulation units	$162	$421	$1,265	$2,644	$2,027
Total net assets	$162	$421	$1,265	$2,644	$2,027

FUND SHARE INFORMATION
Number of shares	1,511	16,380	37,561	179,989	173,514
Cost of investment	$110	$420	$1,013	$2,957	$2,022

UNIT VALUE
Lowest	$31.12	$57.99	$3.95	$3.89	$2.75
Highest	$31.12	$57.99	$3.95	$3.89	$2.75

American National Variable Life Separate Account
Statements of Operations1
Year ended December 31, 2020

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Health Care Fund Series I	Invesco V.I. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I
NET INVESTMENT INCOME/(LOSS)
Dividends	$—	$11	$4	$124	$41
Mortality and expense charge	—	(2)	(3)	(9)	(8)
Net investment income/(loss)	$—	$9	$1	$115	$33
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	$1	$12	$15	$111	$30
Change in unrealized gains/(losses)	51	(25)	115	(588)	(123)
Net realized and change in unrealized gains/(losses) on investments	52	(13)	130	(477)	(93)
Increase/(decrease) in net assets from operations	$52	$(4)	$131	$(362)	$(60)

*This fund was opened in the current year

1 See accompanying notes to the financial statements

10

American National Variable Life Separate Account

Statements of Net Assets1

As of December 31, 2020

(Amounts in thousands except for unit and share information)

	Invesco V.I. Mid Cap Growth Series I	Invesco V.I. Small Cap Equity Fund Series I	Invesco V.I. Technology Fund Series I	MFS Core Equity Portfolio Initial Class	MFS Growth Series Initial Class
ASSETS
Investments, at fair value	$—	$705	$1,651	$321	$1,443
Total assets	$—	$705	$1,651	$321	$1,443

NET ASSETS
Accumulation units	—	705	1,651	321	1,443
Total net assets	$—	$705	$1,651	$321	$1,443

FUND SHARE INFORMATION
Number of shares	—	34,201	45,184	11,500	19,555
Cost of investment	$—	$608	$1,142	$274	$1,067

UNIT VALUE
Lowest	$—	$3.48	$3.91	$48.75	$6.02
Highest	$—	$3.48	$3.91	$48.75	$6.02

American National Variable Life Separate Account

Statements of Operations1

Year ended December 31, 2020

	Invesco V.I. Mid Cap Growth Series I	Invesco V.I. Small Cap Equity Fund Series I	Invesco V.I. Technology Fund Series I	MFS Core Equity Portfolio Initial Class	MFS Growth Series Initial Class
NET INVESTMENT INCOME/(LOSS)
Dividends	$—	$2	$—	$2	$—
Mortality and expense charge	—	(3)	(6)	—	(3)
Net investment income/(loss)	$—	$(1)	$(6)	$2	$(3)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	(7)	38	300	17	157
Change in unrealized gains/(losses)	1	113	276	30	202
Net realized and change in unrealized gains/(losses) on investments	(6)	151	576	47	359
Increase/(decrease) in net assets from operations	$(6)	$150	$570	$49	$356

1 See accompanying notes to the financial statements

11

American National Variable Life Separate Account

Statements of Net Assets1

As of December 31, 2020

(Amounts in thousands except for unit and share information)

	MFS Investor Trust Series Initial Class	MFS Research Series Initial Class	T. Row Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
ASSETS
Investments, at fair value	$341	$178	$12,639	$5,262	$1,250
Total assets	$341	$178	$12,639	$5,262	$1,250

NET ASSETS
Accumulation units	341	$178	$12,639	$5,262	$1,250
Total net assets	$341	$178	$12,639	$5,262	$1,250

FUND SHARE INFORMATION
Number of shares	9,329	5,407	482,225	308,091	250,096
Cost of investment	$272	$150	$12,893	$4,629	$1,207

UNIT VALUE
Lowest	$3.95	$4.41	$3.09	$2.13	$1.52
Highest	$3.95	$4.41	$59.40	$31.05	$1.52

American National Variable Life Separate

Account Statements of Net Assets1

As of December 31, 2020

	MFS Investor Trust Series Initial Class	MFS Research Series Initial Class	T. Row Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio
NET INVESTMENT INCOME/(LOSS)
Dividends	$2	$1	$259	$26	$22
Mortality and expense charge	(1)		(50)	(30)	(3)
Net investment income/Qoss)	$1	$1	$209	$(4)	$19
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	20	8	(113)	263	—
Change in unrealized gains/(losses)	21	17	(101)	367	38
Net realized and change in unrealized gains/(losses) on investments	41	25	(214)	630	38
lncrease/(decrease) in net assets from operations	$42	$26	$(5)	$626	$57

1 See accompanying notes to the financial statements

12

American National Variable Life Separate Account

Statements of Net Assets1

As of December 31, 2020

(Amounts in thousands except for unit and share information)

T.Rower Price Mid-Cap Growth Portfolio
ASSETS
Investments, at fair value	$11,636
Total assets	$11,636

NET ASSETS
Accumulation units	$11,636
Total net assets	$11,636

FUND SHARE INFORMATION
Number of shares	347,658
Cost of investment	$9,527

UNIT VALUE
Lowest	$7.83
Highest	$123.16

American National Variable Life Separate Account

Statements of Operations1

Year ended December 31, 2020

(Amounts in thousands)

T.Rower Price Mid-Cap Growth Portfolio
NET INVESTMENT INCOME/(LOSS)
Dividends	$—
Mortality and expense charge	(85)
Net investment income/(loss)	$(85)
NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS
Net realized gains/(losses)	861
Change in unrealized gains/(losses)	1,304
Net realized and change in unrealized gains/(losses) on investments	2,165
Increase/(decrease) in net assets from operations	$2,080

1 See accompanying notes to the financial statements

13

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Alger Balanced Portfolio Class I-2	Alger Capital Appreciation Portfolio Class I-2	Alger Growth & Income Portfolio Class I-2	Alger Large Cap Growth Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$22	$(28)	$16	$(1)	$(12)
Net realized gains/(losses)	7	1,243	80	665	1,047
Change in unrealized gains/(losses)	160	1,236	106	1,006	1,392
Increase/(decrease) in net assets from operations	$189	$2,451	$202	$1,670	$2,427
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$227	$569	$229	$283	$592
Policy terminations/withdrawals and charges	(271)	(1,037)	(283)	(381)	(895)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(44)	$(468)	$(54)	$(98)	$(303)

INCREASE/(DECREASE) IN NET ASSETS	$145	$1,983	$148	$1,572	$2,124
NET ASSETS AT BEGINNING OF PERIOD	1,958	6,112	1,462	2,544	3,945
NET ASSETS AT END OF PERIOD	$2,103	$8,095	$1,610	$4,116	$6,069

1 See accompanying notes to the financial statements

14

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Alger Small Cap Growth Portfolio Class I-2	Federated Hermes Fund for U.S Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$22	$4	$57	$(5)	$10
Net realized gains/(losses)	582	2	(30)	111	15
Change in unrealized gains/(losses)	972	4	22	165	(22)
Increase/(decrease) in net assets from operations	$1,576	$10	$49	$271	$3
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$637	$56	$161	$54	$108
Policy terminations/withdrawals and charges	(886)	(56)	(238)	(88)	(116)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(249)	$—	$(77)	$(34)	$(8)

INCREASE/(DECREASE) IN NET ASSETS	$1,327	$10	$(28)	$237	$(5)
NET ASSETS AT BEGINNING OF PERIOD	2,528	199	1,128	1,022	501
NET ASSETS AT END OF PERIOD	$3,855	$209	$1,100	$1,259	$496

1 See accompanying notes to the financial statements

15

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Federated Hermes Quality Bond Fund II - Primary shares	Fidelity VIP Asset Manager Growth Portfolio Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Balanced Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$5	$—	$4	$4	$(142)
Net realized gains/(losses)	—	41	17	63	768
Change in unrealized gains/(losses)	10	114	88	233	3,657
Increase/(decrease) in net assets from operations	$15	$155	$109	$300	$4,283
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$28	$33	$55	$73	$426
Policy terminations/withdrawals and charges	(22)	(69)	(156)	(152)	(1,418)
Contract maintenance fees	—	(10)	(6)	(10)	(83)
Increase/(decrease) in net assets from contract transactions	$6	$(46)	$(107)	$(89)	$(1,075)

INCREASE/(DECREASE) IN NET ASSETS	$21	$109	$2	$211	$3,208
NET ASSETS AT BEGINNING OF PERIOD	206	1,004	894	1,501	15,003
NET ASSETS AT END OF PERIOD	$227	$1,113	$896	$1,712	$18,211

1 See accompanying notes to the financial statements

16

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(57)	$35	$13	$(67)	2
Net realized gains/(losses)	975	285	20	—	—
Change in unrealized gains/(losses)	4,148	(67)	41	—	—
Increase/(decrease) in net assets from operations	$5,066	$253	$74	$(67)	$2
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$2,868	$134	$237	$545	$1,462
Policy terminations/withdrawals and charges	(3,751)	(416)	(225)	(637)	(1,655)
Contract maintenance fees	—	(35)	—	(88)	—
Increase/(decrease) in net assets from contract transactions	$(883)	$(317)	$12	$(180)	$(193)

INCREASE/(DECREASE) IN NET ASSETS	$4,183	$(64)	$86	$(247)	$(191)
NET ASSETS AT BEGINNING OF PERIOD	17,558	5,419	1,248	8,308	4,660
NET ASSETS AT END OF PERIOD	$21,741	$5,355	$1,334	$8,061	$4,469

1 See accompanying notes to the financial statements

17

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Fidelity VIP Growth Initial Class	Fidelity VIP Growth and Income Initial Class	Fidelity VIP Growth and Income Service Class 2	Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP Growth Opportunities Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(228)	$11	$9	$(66)	$(8)
Net realized gains/(losses)	3,054	92	74	826	624
Change in unrealized gains/(losses)	5,244	(25)	(32)	2,226	1,511
Increase/(decrease) in net assets from operations	$8,070	$78	$51	$2,986	$2,127
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$468	$47	$131	$277	$652
Policy terminations/withdrawals and charges	(1,407)	(91)	(135)	(599)	(857)
Contract maintenance fees	(96)	(13)	—	(26)	—
Increase/(decrease) in net assets from contract transactions	$(1,035)	$(57)	$(4)	$(348)	$(205)

INCREASE/(DECREASE) IN NET ASSETS	$7,035	$21	$47	$2,638	$1,922
NET ASSETS AT BEGINNING OF PERIOD	19,684	1,221	784	4,638	3,211
NET ASSETS AT END OF PERIOD	$26,719	$1,242	$831	$7,276	$5,133

1 See accompanying notes to the financial statements

18

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$29	$153	$170	$9	$7
Net realized gains/(losses)	(5)	1,231	1,452	4	9
Change in unrealized gains/(losses)	(10)	2,524	723	54	23
Increase/(decrease) in net assets from operations	$14	$3,908	$2,345	$67	$39
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$46	$455	$2,136	$40	$124
Policy terminations/withdrawals and charges	(42)	(1,960)	(2,737)	(51)	(119)
Contract maintenance fees	(7)	(121)	—	(7)	—
Increase/(decrease) in net assets from contract transactions	$(3)	$(1,626)	$(601)	$(18)	$5

INCREASE/(DECREASE) IN NET ASSETS	$11	$2,282	$1,744	$49	$44
NET ASSETS AT BEGINNING OF PERIOD	753	24,632	13,988	833	475
NET ASSETS AT END OF PERIOD	$764	$26,914	$15,732	$882	$519

1 See accompanying notes to the financial statements

19

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Fidelity VIP Mid Cap Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2	Fidelity VIP Overseas Portfolio Initial Class	Fidelity VIP Value Portfolio Service Class 2	Fidelity VIP Value Strategies Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(68)	$9	$(10)	$3	$4
Net realized gains/(losses)	344	(727)	104	3	(18)
Change in unrealized gains/(losses)	1,964	5,074	135	6	67
Increase/(decrease) in net assets from operations	$2,240	$4,356	$229	$12	$53
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$571	$4,195	$90	$86	$80
Policy terminations/withdrawals and charges	(1,287)	(4,926)	(220)	(59)	(129)
Contract maintenance fees	(68)	—	(19)	—	—
Increase/(decrease) in net assets from contract transactions	$(784)	$(731)	$(149)	$27	$(49)

INCREASE/(DECREASE) IN NET ASSETS	$1,456	$3,625	$80	$39	$4
NET ASSETS AT BEGINNING OF PERIOD	14,328	25,991	1,728	432	771
NET ASSETS AT END OF PERIOD	$15,784	$29,616	$1,808	$471	$775

1 See accompanying notes to the financial statements

20

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund*	Invesco V.I. Diversified Dividend Fund Series I	Invesco V.I. Health Care Fund Series I	Invesco V.I.. Global Real Estate Fund Series I	Invesco V.I. Managed Volatility Fund Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$—	$9	$1	$115	$33
Net realized gains/(losses)	1	12	15	111	30
Change in unrealized gains/(losses)	51	(25)	115	(588)	(123)
Increase/(decrease) in net assets from operations	$52	$(4)	$131	$(362)	$(60)
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$126	$70	$140	$650	$452
Policy terminations/withdrawals and charges	(16)	(93)	(442)	(541)	(595)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$110	$(23)	$(302)	$109	$(143)

INCREASE/(DECREASE) IN NET ASSETS	$162	$(27)	$(171)	$(253)	$(203)
NET ASSETS AT BEGINNING OF PERIOD	—	448	1,436	2,897	2,230
NET ASSETS AT END OF PERIOD	$162	$421	$1,265	$2,644	$2,027

*This fund was opened in the current year

1 See accompanying notes to the financial statements

21

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	Invesco V.I. Mid Cap Growth Fund Series I	Invesco V.I. Small Cap Equity Fund Series I	Invesco V.I. Technology Fund Series I	MFS Core Equity Portfolio Initial Class	MFS Growth Series Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$—	$(1)	$(6)	$2	$(3)
Net realized gains/(losses)	(7)	38	300	17	157
Change in unrealized gains/(losses)	1	113	276	30	202
Increase/(decrease) in net assets from operations	$(6)	$150	$570	$49	$356
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$1	$63	$165	$31	$84
Policy terminations/withdrawals and charges	(111)	(53)	(391)	(54)	(210)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(110)	$10	$(226)	$(23)	$(126)

INCREASE/(DECREASE) IN NET ASSETS	$(116)	$160	$344	$26	$230
NET ASSETS AT BEGINNING OF PERIOD	116	545	1,307	295	1,213
NET ASSETS AT END OF PERIOD	$—	$705	$1,651	$321	$1,443

1 See accompanying notes to the financial statements

22

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

	MFS Investor Trust Series Initial Class	MFS Research Series Initial Class	T. Row Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$1	$1	$209	$(4)	$19
Net realized gains/(losses)	20	8	(113)	263	—
Change in unrealized gains/(losses)	21	17	(101)	367	38
Increase/(decrease) in net assets from operations	$42	$26	$(5)	$626	$57
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$23	$38	$1,435	$725	$464
Policy terminations/withdrawals and charges	(49)	(42)	(1,909)	(873)	(97)
Contract maintenance fees	—	—	(18)	(14)	—
Increase/(decrease) in net assets from contract transactions	$(26)	$(4)	$(492)	$(162)	$367

INCREASE/(DECREASE) IN NET ASSETS	$16	$22	$(497)	$464	$424
NET ASSETS AT BEGINNING OF PERIOD	325	156	13,136	4,798	826
NET ASSETS AT END OF PERIOD	$341	$178	$12,639	$5,262	$1,250

1 See accompanying notes to the financial statements

23

American National Variable Life Separate

Account Statements of Changes Net Assets1

Year ended December 31, 2020

(Amounts in thousands)

T.Rower Price Mid-Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(85)
Net realized gains/(losses)	861
Change in unrealized gains/(losses)	1,304
Increase/(decrease) in net assets from operations	$2,080
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$196
Policy terminations/withdrawals and charges	(941)
Contract maintenance fees	$(35)
Increase/(decrease) in net assets from contract transactions	$(780)

INCREASE/(DECREASE) IN NET ASSETS	$1,300
NET ASSETS AT BEGINNING OF PERIOD	10,336
NET ASSETS AT END OF PERIOD	$11,636

1 See accompanying notes to the financial statements

24

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Alger Balanced Portfolio Class I-2	Alger Capital Appreciation Portfolio Class I-2	Alger Growth & Income Portfolio Class I-2	Alger Large Cap Growth Portfolio Class I-2	Alger Mid Cap Growth Portfolio Class I-2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$22	$(26)	$16	$(9)	$(15)
Net realized gains/(losses)	93	815	269	74	904
Change in unrealized gains/(losses)	211	785	49	489	30
Increase/(decrease) in net assets from operations	$326	$1,574	$334	$554	$919
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$557	$741	$301	$689	$842
Policy terminations/withdrawals and charges	(659)	(1,053)	(340)	(750)	(928)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(102)	$(312)	$(39)	$(61)	$(86)

INCREASE/(DECREASE) IN NET ASSETS	$224	$1,262	$295	$493	$833
NET ASSETS AT BEGINNING OF PERIOD	1,734	4,850	1,167	2,051	3,112
NET ASSETS AT END OF PERIOD	$1,958	$6,112	$1,462	$2,544	$3,945

1 See accompanying notes to the financial statements

25

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Alger Small Cap Growth Portfolio Class I-2	Federated Hermes Fund for U.S Government Securities II	Federated Hermes High Income Bond Fund II - Primary Shares	Federated Hermes Kaufmann Fund II - Primary Shares	Federated Hermes Managed Volatility Fund II - Primary Shares
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(11)	$4	$63	$(5)	$9
Net realized gains/(losses)	155	(1)	(18)	114	(1)
Change in unrealized gains/(losses)	465	9	101	155	78
Increase/(decrease) in net assets from operations	$609	$12	$146	$264	$86
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$495	$64	$146	$95	$80
Policy terminations/withdrawals and charges	(708)	(107)	(231)	(131)	(145)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(213)	$(43)	$(85)	$(36)	$(65)

INCREASE/(DECREASE) IN NET ASSETS	$396	$(31)	$61	$228	$21
NET ASSETS AT BEGINNING OF PERIOD	2,132	230	1,067	794	480
NET ASSETS AT END OF PERIOD	$2,528	$199	$1,128	$1,022	$501

1 See accompanying notes to the financial statements

26

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Federated Hermes Quality Bond Fund II - Primary Shares	Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Fidelity VIP Asset Manager Portfolio Initial Class	Fidelity VIP Balanced Portfolio Initial Class	Fidelity VIP Contrafund Portfolio Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$5	$4	$6	$8	$(92)
Net realized gains/(losses)	(1)	93	76	95	1,830
Change in unrealized gains/(losses)	13	96	63	186	1,852
Increase/(decrease) in net assets from operations	$17	$193	$145	$289	$3,590
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$15	$13	$50	$105	$380
Policy terminations/withdrawals and charges	(24)	(115)	(208)	(150)	(1,234)
Contract maintenance fees	—	(11)	(7)	(10)	(87)
Increase/(decrease) in net assets from contract transactions	$(9)	$(113)	$(165)	$(55)	$(941)

INCREASE/(DECREASE) IN NET ASSETS	$8	$80	$(20)	$234	$2,649
NET ASSETS AT BEGINNING OF PERIOD	198	924	914	1,267	12,354
NET ASSETS AT END OF PERIOD	$206	$1,004	$894	$1,501	$15,003

1 See accompanying notes to the financial statements

27

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Fidelity VIP Contrafund Portfolio Service Class 2	Fidelity VIP Equity- Income Portfolio Initial Class	Fidelity VIP Equity- Income Portfolio Service Class 2	Fidelity VIP Government Money Market Portfolio Initial Class	Fidelity VIP Government Money Market Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(40)	$48	$15	$73	$67
Net realized gains/(losses)	2,599	584	77	—	—
Change in unrealized gains/(losses)	1,685	582	203	(1)	(1)
Increase/(decrease) in net assets from operations	$4,244	$1,214	$295	$72	$66
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$1,811	$202	$85	$367	$967
Policy terminations/withdrawals and charges	(2,627)	(863)	(163)	(735)	(1,227)
Contract maintenance fees	—	(38)	—	(94)	—
Increase/(decrease) in net assets from contract transactions	$(816)	$(699)	$(78)	$(462)	$(260)

INCREASE/(DECREASE) IN NET ASSETS	$3,428	$515	$217	$(390)	$(194)
NET ASSETS AT BEGINNING OF PERIOD	14,130	4,904	1,031	8,698	4,854
NET ASSETS AT END OF PERIOD	$17,558	$5,419	$1,248	$8,308	$4,660

1 See accompanying notes to the financial statements

28

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Fidelity VIP Growth Initial Class	Fidelity VIP Growth and Income Initial Class	Fidelity VIP Growth and Income Service Class 2	Fidelity VIP Growth Opportunities Portfolio Initial Class	Fidelity VIP Growth Opportunities Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(154)	$28	$20	$(44)	$(8)
Net realized gains/(losses)	2,138	158	94	566	423
Change in unrealized gains/(losses)	3,112	94	64	776	540
Increase/(decrease) in net assets from operations	$5,096	$280	$178	$1,298	$955
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$169	$52	$66	$306	$440
Policy terminations/withdrawals and charges	(1,583)	(122)	(82)	(254)	(608)
Contract maintenance fees	(101)	(13)	—	(27)	—
Increase/(decrease) in net assets from contract transactions	$(1,515)	$(83)	$(16)	$25	$(168)

INCREASE/(DECREASE) IN NET ASSETS	$3,581	$197	$162	$1,323	$787
NET ASSETS AT BEGINNING OF PERIOD	16,103	1,024	622	3,315	2,424
NET ASSETS AT END OF PERIOD	$19,684	$1,221	$784	$4,638	$3,211

1 See accompanying notes to the financial statements

29

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Portfolio Initial Class	Fidelity VIP Index 500 Portfolio Service Class 2	Fidelity VIP Investment Grade Bond Portfolio Initial Class	Fidelity VIP Investment Grade Bond Portfolio Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$29	$196	$178	$12	$9
Net realized gains/(losses)	(2)	1,423	1,574	—	—
Change in unrealized gains/(losses)	67	4,299	1,625	56	29
Increase/(decrease) in net assets from operations	$94	$5,918	$3,377	$68	$38
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$22	$240	$1,879	$122	$24
Policy terminations/withdrawals and charges	(53)	(1,826)	(2,512)	(184)	(30)
Contract maintenance fees	(7)	(129)	—	(8)	—
Increase/(decrease) in net assets from contract transactions	$(38)	$(1,715)	$(633)	$(70)	$(6)

INCREASE/(DECREASE) IN NET ASSETS	$56	$4,203	$2,744	$(2)	$32
NET ASSETS AT BEGINNING OF PERIOD	697	20,429	11,244	835	443
NET ASSETS AT END OF PERIOD	$753	$24,632	$13,988	$833	$475

1 See accompanying notes to the financial statements

30

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Fidelity Mid Cap Portfolio Initial Class	Fidelity VIP Mid Cap Portfolio Service Class 2a	Fidelity VIP Overseas Portfolio Initial Class	Fidelity VIP Value Portfolio Service Class 2	Fidelity VIP Value Strategies Service Class 2
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(44)	$49	$10	$4	$5
Net realized gains/(losses)	1,634	2,673	171	26	61
Change in unrealized gains/(losses)	1,108	2,265	207	76	148
Increase/(decrease) in net assets from operations	$2,698	$4,987	$388	$106	$214
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$136	$3,601	$84	$9	$92
Policy terminations/withdrawals and charges	(929)	(5,053)	(291)	(23)	(248)
Contract maintenance fees	(72)	—	(21)	—	—
Increase/(decrease) in net assets from contract transactions	$(865)	$(1,452)	$(228)	$(14)	$(156)

INCREASE/(DECREASE) IN NET ASSETS	$1,833	$3,535	$160	$92	$58
NET ASSETS AT BEGINNING OF PERIOD	12,495	22,456	1,568	340	713
NET ASSETS AT END OF PERIOD	$14,328	$25,991	$1,728	$432	$771

1 See accompanying notes to the financial statements

31

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Invesco V.I Diversified Dividend Fund Series I	Invesco V.I Health Care Fund Series I	Invesco V.I Global Real Estate Fund Series I	Invesco V.I Managed Volatility Fund Series I	Invesco V.I Mid Cap Growth Fund Series I
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$10	$(4)	$111	$17	$—
Net realized gains/(losses)	38	(18)	190	(102)	17
Change in unrealized gains/(losses)	39	369	228	434	13
Increase/(decrease) in net assets from operations	$87	$347	$529	$349	$30
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$76	$205	$615	$377	$11
Policy terminations/withdrawals and charges	(68)	(176)	(701)	(490)	(17)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$8	$29	$(86)	$(113)	$(6)

INCREASE/(DECREASE) IN NET ASSETS	$95	$376	$443	$236	$24
NET ASSETS AT BEGINNING OF PERIOD	353	1,060	2,454	1,994	92
NET ASSETS AT END OF PERIOD	$448	$1,436	$2,897	$2,230	$116

1 See accompanying notes to the financial statements

32

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	Invesco V.I. Small Cap Equity Fund Series I	Invesco V.I. Technology Fund Series I	MFS Core Equity Portfolio Initial Class	MFS Growth Series Initial Class	MFS Investor Trust Series Initial Class
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$(3)	$(5)	$2	$(4)	$1
Net realized gains/(losses)	35	167	39	262	38
Change in unrealized gains/(losses)	79	179	38	104	52
Increase/(decrease) in net assets from operations	$111	$341	$79	$362	8 91
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received fiom contract owners	$114	$236	$21	$332	$60
Policy terminations/withdrawals and charges	(121)	(248)	(51)	(456)	(146)
Contract maintenance fees	—	—	—	—	—
Increase/(decrease) in net assets from contract transactions	$(7)	$(12)	$(30)	$(124)	$(86)

INCREASE/(DECREASE) IN NET ASSETS	$104	$329	$49	$238	$5
NET ASSETS AT BEGINNING OF PERIOD	441	978	246	975	320
NET ASSETS AT END OF PERIOD	$545	$1,307	$295	$1,213	$325

1 See accompanying notes to the financial statements

33

American National Variable Life Separate Account

Statements of Changes Net Assets1

Year ended December 31, 2019

(Amounts in thousands)

	MFS Research Series Initial Class	T. Row Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited- Term Bond Portfolio	T.Rower Price Mid- Cap Growth Portfolio
INCREASE/(DECREASE) IN NET ASSETS
Net investment income/(loss)	$1	$219	$69	$15	$(71)
Net realized gains/(losses)	15	1,341	369	(1)	948
Change in unrealized gains/(losses)	22	1,222	688	15	1,667
Increase/(decrease) in net assets from operations	$38	$2,782	$1,126	$29	$2,544
INCREASE/(DECREASE) IN NET ASSETS FROM CONTRACT TRANSACTIONS
Payments received from contract owners	$23	$2,104	$602	$275	$670
Policy terminations/withdrawals and charges	(22)	(2,925)	(1,360)	(119)	(1,663)
Contract maintenance fees	—	(19)	(15)	—	(37)
Increase/(decrease) in net assets from contract transactions	$1	$(840)	$(773)	$156	$(1,030)

INCREASE/(DECREASE) IN NET ASSETS	$39	$1,942	$353	$185	$1,514
NET ASSETS AT BEGINNING OF PERIOD	117	11,194	4,445	641	8,822
NET ASSETS AT END OF PERIOD	$156	$13,136	$4,798	$826	$10,336

1 See accompanying notes to the financial statements

34

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Life Separate Account ("the Separate Account") was established on July 30,1987 under Texas law as a separate investment account of American National Insurance Company ("the Sponsor"). The Separate Account began operations on February 20, 1991. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The Separate Account's assets are segregated from the Sponsor's general assets and are used only to support the following variable life products issued by the Sponsor.

Investrac Gold Variable Universal Life
Investrac Advantage Variable Universal Life
Survivorship Advantage Variable Universal Life
WealthQuest III Variable Universal Life

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2020, there are 50 active subaccounts within the Separate Account, although not all subaccounts are offered in each product.

Alger Balanced Portfolio - Class I-2	Fidelity VIP High Income - Initial Class
Alger Capital Appreciation Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Initial Class
Alger Growth & Income Portfolio - Class I-2	Fidelity VIP Index 500 Portfolio - Service Class 2
Alger Large Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Initial Class
Alger Mid Cap Growth Portfolio - Class I-2	Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
Alger Small Cap Growth Portfolio - Class I-2	Fidelity VIP Mid Cap Portfolio - Initial Class
Federated Hermes Fund for U.S. Government Securities II	Fidelity VIP Mid Cap Portfolio - Service Class 2
Federated Hermes High Income Bond Fund II - Primary Shares	Fidelity VIP Overseas Portfolio - Initial Class
Federated Hermes Kaufmann Fund II - Primary Shares	Fidelity VIP Value Portfolio - Service Class 2
Federated Hermes Managed Volatility Fund II - Primary Shares	Fidelity VIP Value Strategies - Service Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	Invesco V.I. Diversified Dividend Fund - Series I
Fidelity VIP Asset Manager Portfolio - Initial Class	Invesco V.I. Health Care Fund - Series I
Fidelity VIP Balanced Portfolio - Initial Class	Invesco V.I. Global Real Estate Fund - Series I
Fidelity VIP Contrafiind Portfolio - Initial Class	Invesco V.I. Managed Volatility Fund - Series I
Fidelity VIP Contrafund Portfolio - Service Class 2	Invesco V.I. Small Cap Equity Fund - Series I
Fidelity VIP Equity-Income Portfolio - Initial Class	Invesco V.I. Technology Fund - Series I
Fidelity VIP Equity-Income Portfolio - Service Class 2	MFS Core Equity Portfolio - Initial Class
Fidelity VIP Government Money Market Portfolio - Initial Class	MFS Growth Series - Initial Class
Fidelity VIP Government Money Market Portfolio - Service Class 2	MFS Investors Trust Series - Initial Class
Fidelity VIP Growth - Initial Class	MFS Research Series - Initial Class
Fidelity VIP Growth and Income - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity VIP Growth and Income - Service Class 2	T. Rowe Price International Stock Portfolio
Fidelity VIP Growth Opportunities Portfolio - Initial Class	T. Rowe Price Limited-Term Bond Portfolio
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	T. Rowe Price Mid-Cap Growth Portfolio

Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Hermes Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trusts, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc

35

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management's estimates. Separate Account is an investment company and follows ASC Topic 946.

The following sub-accounts were merged during December 31, 2020:

Date:	Merged from:	Merged to:
April 28, 2020	Federated Kaufmann Fund II	Federated Hermes Kaufmann Fund II
April 28, 2020	Federated Managed Volatility Fund II	Federated Hermes Managed Volatility Fund II
April 28, 2020	Federated Quality Bond Fund II	Federated Hermes Quality Bond Fund II
April 28, 2020	Federated High Income Bond Fund II	Federated Hermes High Income Bond Fund II
April 28, 2020	Federated Fund for U.S. Government Securities II	Federated Hermes Fund for U.S. Government Securities II
April 30, 2020	Invesco V.I. Mid Cap Growth Fund - Series I	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund

Investments - Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes - The operations of the Separate Account form part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

COVID-19 - On March 11, 2020, the World Health Organization formally declared the outbreak of the novel coronavirus COVID-19 to be a pandemic. The spread of COVID-19 has caused illness, quarantines, cancellation of events and travel, alternative arrangements and shutdowns for business and schools, reduction in business activity, widespread unemployment, and overall economic and financial market instability. We are closely monitoring developments related to the COVID-19 pandemic to assess its impact on our business; however, due to the wide-ranging and highly uncertain nature of this event, it currently is not possible to estimate the ultimate direct and indirect impact of COVID-19 on the Separate Account.

36

(2)	SHARES PURCHASES AND SALES

For the year ended December 31, 2020, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

Sub-account	Purchases	Sales
Alger Balanced Portfolio - Class I-2	$258	$273
Alger Capital Appreciation Portfolio - Class I-2	1,595	1,052
Alger Growth & Income Portfolio - Class I-2	253	284
Alger Large Cap Growth Portfolio - Class I-2	812	386
Alger Mid Cap Growth Portfolio - Class I-2	1,251	901
Alger Small Cap Growth Portfolio - Class I-2	882	895
Federated Hermes Fund for U.S. Government Securities II	61	56
Federated Hermes High Income Bond Fund II - Primary Shares	220	240
Federated Hermes Kaufinann Fund II - Primary Shares	152	91
Federated Hermes Managed Volatility Fund II - Primary Shares	119	117
Federated Hermes Quality Bond Fund II - Primary Shares	35	23
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	51	84
Fidelity VIP Asset Manager Portfolio - Initial Class	77	168
Fidelity VIP Balanced Portfolio - Initial Class	88	174
Fidelity VIP Contrafiind Portfolio - Initial Class	501	1,637
Fidelity VIP Contrafiind Portfolio - Service Class 2	2,935	3,802
Fidelity VIP Equity-Income Portfolio - Initial Class	428	486
Fidelity VIP Equity-Income Portfolio - Service Class 2	305	227
Fidelity VIP Government Money Market Portfolio - Initial Class	524	771
Fidelity VIP Government Money Market Portfolio - Service Class 2	1,470	1,661
Fidelity VIP Growth - Initial Class	2,478	1,688
Fidelity VIP Growth and Income - Initial Class	119	110
Fidelity VIP Growth and Income - Service Class 2	170	137
Fidelity VIP Growth Opportunities Portfolio - Initial Class	550	678
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	849	861
Fidelity VIP High Income - Initial Class	81	55
Fidelity VIP Index 500 Portfolio - Initial Class	872	2,267
Fidelity VIP Index 500 Portfolio - Service Class 2	2,153	2,763
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	54	63
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	122	121
Fidelity VIP Mid Cap Portfolio - Initial Class	400	1,550
Fidelity VIP Mid Cap Portfolio - Service Class 2	4,129	4,988
Fidelity VIP Overseas Portfolio - Initial Class	96	248
Fidelity VIP Value Portfolio - Service Class 2	87	60
Fidelity VIP Value Strategies - Service Class 2	122	131
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	125	16
Invesco V.I. Diversified Dividend Fund - Series I	90	95
Invesco V.I. Health Care Fund - Series I	171	444
Invesco V.I. Global Real Estate Fund - Series I	837	544
Invesco V.I. Managed Volatility Fund - Series I	533	599
Invesco V.I. Mid Cap Growth Fund - Series I	33	111
Invesco V.I. Small Cap Equity Fund - Series I	112	54
Invesco V.I. Technology Fund - Series I	299	395
MFS Core Equity Portfolio - Initial Class	47	54
MFS Growth Series - Initial Class	165	211
MFS Investors Trust Series - Initial Class	34	49
MFS Research Series - Initial Class	46	42
T. Rowe Price Equity Income Portfolio	1,939	1,955
T. Rowe Price International Stock Portfolio	944	904
T. Rowe Price Limited-Term Bond Portfolio	485	98
T. Rowe Price Mid-Cap Growth Portfolio	915	1,037
Grand Total	$31,074	$35,656

37

(3)	POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges - The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest m Variable Universal Life	0.70%

Monthly Administrative Charges - A monthly charge to the accumulated value is deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest m Variable Universal Life	$7.50

Surrender Charge - A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge - After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge - Premium loads vary by product as follows:

Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.
Investrac Advantage Variable Universal Life - no sales charges or loads.
Survivorship Variable Universal Life - up to a 3% sales charge.
WealthQuest HI Variable Universal Life - up to a 6% sales charge.

38

(4)	FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder's account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratio:

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio -1 Class I-2
December 31,	2020	779	2.70	2,103	1.73	0.70	9.76
December 31,	2019	801	2.46	1,958	4.06	0.70	19.42
December 31,	2018	849	2.06	1,734	16.80	0.70	(3.29)
December 31,	2017	931	2.13	1,969	2.91	0.70	15.14
December 31,	2016	947	1.85	1,744	1.98	0.70	8.19
Alger Capital Appreciation Portfolio - Class I-2
December 31,	2020	1,104	7.33	8,095	15.10	0.70	39.43
December 31,	2019	1,179	5.26	6,112	12.11	0.70	34.87
December 31,	2018	1,246	3.90	4,850	17.27	0.70	(1.02)
December 31,	2017	1,316	3.94	5,144	6.67	0.70	30.90
December 31,	2016	1,424	3.01	4,274	0.95	0.70	—
Alger Growth & Income Portfolio - Class I-2
December 31,	2020	487	3.31	1,610	1.92	0.70	13.75
December 31,	2019	508	2.91	1,462	10.95	0.70	29.33
December 31,	2018	525	2.25	1,167	7.51	0.70	(4.66)
December 31,	2017	549	2.36	1,284	1.51	0.70	21.65
December 31,	2016	566	1.94	1,096	1.79	0.70	9.60
Alger Large Cap Growth Portfolio - Class I-2
December 31,	2020	787	5.23	4,116	16.93	0.70	65.51
December 31,	2019	813	3.16	2,544	2.05	0.70	28.98
December 31,	2018	836	2.45	2,051	18.41	0.70	1.24
December 31,	2017	872	2.42	2,098	9.70	0.70	28.04
December 31,	2016	944	1.89	1,777	0.33	0.70	(1.05)
Alger Mid Cap Growth Portfolio - Class I-2
December 31,	2020	1,147	5.29	6,069	14.51	0.70	62.82
December 31,	2019	1,228	3.25	3,945	12.04	0.70	31.58
December 31,	2018	1,261	2.47	3,112	14.77	0.70	(8.52)
December 31,	2017	1,312	2.70	3,508	2.42	0.70	29.81
December 31,	2016	1,424	2.08	2,949	—	0.70	0.48
Alger Small Cap Growth Portfolio - Class I-2
December 31,	2020	510	7.56	3,855	8.23	0.70	65.08
December 31,	2019	560	4.58	2,528	5.75	0.70	30.48
December 31,	2018	610	3.51	2,132	4.16	0.70	0.57
December 31,	2017	690	3.49	2,387	—	0.70	28.78
December 31,	2016	719	2.71	1,944	13.62	0.70	5.86
Federated Hermes Fund for U.S. Government Securities II
December 31,	2020	138	1.52	209	2.42	0.70	2.77
December 31,	2019	137	1.48	199	2.33	0.70	6.47
December 31,	2018	167	1.39	230	2.43	0.70	—
December 31,	2017	192	1.39	264	2.38	0.70	2.21
December 31,	2016	300	1.36	407	2.47	0.70	0.74
Federated Hermes High Income Bond Fund II - Primary Shares
December 31,	2020	328	3.35	1,100	5.97	0.70	3.74
December 31,	2019	355	3.23	1,128	6.29	0.70	14.54
December 31,	2018	383	2.82	1,067	8.15	0.70	(3.42)
December 31,	2017	386	2.92	1.117	6.89	0.70	6.96
December 31,	2016	411	2.73	1.118	6.10	0.70	14.23

39

(4)	FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Hermes Kaufmann Fund II - Primary Shares
December 31,	2020	235	5.36	1,259	9.26	0.70	26.42
December 31,	2019	245	4.24	1,022	9.25	0.70	33.75
December 31,	2018	254	3.17	794	7.28	0.70	3.93
December 31,	2017	246	3.05	744	11.16	0.70	28.15
December 31,	2016	291	2.38	690	6.58	0.70	3.03
Federated Hermes Managed Volatility Fund II - Primary Shares
December 31,	2020	203	2.44	496	2.60	0.70	—
December 31,	2019	207	2.44	501	2.24	0.70	20.20
December 31,	2018	239	2.03	480	3.04	0.70	(8.56)
December 31,	2017	259	2.22	571	4.17	0.70	18.09
December 31,	2016	308	1.88	579	4.77	0.70	6.82
Federated Hermes Quality Bond Fund II - Primary Shares
December 31,	2020	126	1.81	227	3.36	0.70	5.23
December 31,	2019	122	1.72	206	2.97	0.70	9.55
December 31,	2018	128	1.57	198	2.91	0.70	(0.63)
December 31,	2017	136	1.58	214	3.06	0.70	3.95
December 31,	2016	161	1.52	244	3.46	0.70	3.40
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
December 31,	2020	338	4.66 to 2.84	1,113	2.54	0.90 to 1.25	16.21 to 15.92
December 31,	2019	357	2.45 to 34.80	1,004	7.05	0.90 to 1.25	21.22 to 21.88
December 31,	2018	400	2.02 to 28.71	924	5.57	0.90 to 1.25	(8.86) to (8.60)
December 31,	2017	416	2.21 to 31.50	1,052	14.22	0.90 to 1.25	16.93 to 18.02
December 31,	2016	431	1.89 to 26.69	931	2.80	0.90 to 1.25	1.07 to 1.68
Fidelity VIP Asset Manager Portfolio - Initial Class
December 31,	2020	251	4.33 to 2.68	896	2.78	0.90 to 1.25	13.95 to 13.56
December 31,	2019	281	2.36 to 3.80	894	6.19	0.90 to 1.25	16.83 to 17.28
December 31,	2018	339	2.02 to 3.24	914	5.06	0.90 to 1.25	(6.91) to (6.36)
December 31,	2017	356	2.17 to 3.46	1,023	13.20	0.90 to 1.25	13.02 to 13.07
December 31,	2016	396	1.92 to 3.06	992	5.56	0.90 to 1.25	1.59 to 2.34
Fidelity VIP Balanced Portfolio - Initial Class
December 31,	2020	490	3.30 to 3.36	1,712	2.89	0.90 to 1.25	28.91 to 20.86
December 31,	2019	527	2.56 to 43.50	1,501	6.43	0.90 to 1.25	15.84 to 23.33
December 31,	2018	541	2.21 to 35.27	1,267	6.73	0.90 to 1.25	(5.47) to (4.74)
December 31,	2017	532	2.32 to 37.31	1,319	3.97	0.90 to 1.25	14.90 to 15.73
December 31,	2016	603	2.01 to 32.24	1,298	3.73	0.90 to 1.25	5.79 to 6.44
Fidelity VIP Contrafund Portfolio - Initial Class
December 31,	2020	2,209	12.41 to 6.81	18,211	0.74	0.90 to 1.25	29.39 to 28.94
December 31,	2019	2,342	5.28 to 102.54	15,003	11.87	0.90 to 1.25	29.73 to 30.48
December 31,	2018	2,495	4.07 to 78.64	12,354	9.90	0.90 to 1.25	(7.59) to (7.20)
December 31,	2017	2,637	4.40 to 85.10	14,018	6.35	0.90 to 1.25	20.55 to 21.14
December 31,	2016	2,826	3.65 to 70.25	12,399	8.54	0.90 to 1.25	6.41 to 7.15
Fidelity VIP Contrafund Portfolio - Service Class 2
December 31,	2020	3,793	5.73	21,741	0.60	0.70	28.22
December 31,	2019	3,994	4.47	17,558	11.83	0.70	33.04
December 31,	2018	4,201	3.36	14,130	9.82	0.70	(7.18)
December 31,	2017	4,408	3.64	15,938	6.23	0.70	21.33
December 31,	2016	4,551	3.00	13,607	8.41	0.70	7.53
Fidelity VIP Equity-Income Portfolio - Initial Class
December 31,	2020	1,126	7.01 to 3.46	5,355	6.45	0.90 to 1.25	5.73 to 5.49
December 31,	2019	1,192	3.28 to 73.19	5,419	8.66	0.90 to 1.25	25.67 to 26.32
December 31,	2018	1,354	2.61 to 57.94	4,904	7.13	0.90 to 1.25	(9.50) to (9.17)
December 31,	2017	1,451	2.88 to 64.02	5,837	3.73	0.90 to 1.25	11.63 to 12.24
December 31,	2016	1.543	2.58 to 57.04	5.597	8.46	0.90 to 1.25	16.22 to 17.08

40

(4)	FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Equity-Income Portfolio - Service Class 2
December 31,	2020	502	2.66	1,334	6.25	0.70	4.28
December 31,	2019	499	2.55	1,248	8.42	0.70	26.87
December 31,	2018	521	2.01	1,031	6.99	0.70	(8.22)
December 31,	2017	552	2.19	1,201	3.50	0.70	12.31
December 31,	2016	587	1.95	1,139	8.39	0.70	17.47
Fidelity VIP Government Money Market Portfolio - Initial Class
December 31,	2020	6,444	1.15 to 1.16	8,061	0.33	0.90 to 1.25	(1.71) to (0.85)
December 31,	2019	6,548	1.17 to 1.55	8,308	1.99	0.90 to 1.25	0.86 to 2.63
December 31,	2018	6,883	1.14 to 1.53	8,698	1.62	0.90 to 1.25	0.00 to 0.87
December 31,	2017	7,240	1.14 to 1.52	9,171	0.67	0.90 to 1.25	(0.86) to 0.00
December 31,	2016	7,646	1.14 to 1.52	9,752	0.20	0.90 to 1.25	(0.85) to 0.00
Fidelity VIP Government Money Market Portfolio - Service Class 2
December 31,	2020	4,529	0.99	4,469	0.25	0.70	—
December 31,	2019	4,742	0.99	4,660	1.72	0.70	2.06
December 31,	2018	5,027	0.97	4,854	1.32	0.70	1.04
December 31,	2017	4,581	0.96	4,373	0.42	0.70	—
December 31,	2016	4,844	0.96	4,626	0.02	0.70	—
Fidelity VIP Growth - Initial Class
December 31,	2020	3,682	11.74 to 5.76	26,719	9.41	0.90 to 1.25	42.48 to 42.22
December 31,	2019	3,839	4.05 to 133.15	19,684	6.55	0.90 to 1.25	32.79 to 33.23
December 31,	2018	4,150	3.05 to 99.94	16,103	14.99	0.90 to 1.25	(1.61) to (0.96)
December 31,	2017	4,282	3.10 to 101.43	16,884	7.54	0.90 to 1.25	33.62 to 34.33
December 31,	2016	4,605	2.32 to 75.51	13,556	9.53	0.90 to 1.25	(0.43) to 0.00
Fidelity VIP Growth and Income - Initial Class
December 31,	2020	393	2.87 to 3.24	1,242	7.17	0.90 to 1.25	6.69 to 6.59
December 31,	2019	412	2.69 to 45.48	1,221	12.20	0.90 to 1.25	28.27 to 29.28
December 31,	2018	444	2.09 to 2.37	1,024	6.25	0.90 to 1.25	(9.89) to (9.52)
December 31,	2017	473	2.31 to 38.89	1,217	3.57	0.90 to 1.25	15.35 to 15.50
December 31,	2016	559	2.00 to 33.47	1,247	7.39	0.90 to 1.25	14.57 to 15.61
Fidelity VIP Growth and Income - Service Class 2
December 31,	2020	263	3.16	831	7.25	0.70	8.52
December 31,	2019	270	2.91	784	12.09	0.70	24.89
December 31,	2018	272	2.33	622	6.20	0.70	(8.98)
December 31,	2017	276	2.56	701	3.43	0.70	16.36
December 31,	2016	292	2.20	639	7.14	0.70	15.79
Fidelity VIP Growth Opportunities Portfolio - Initial Class
December 31,	2020	1,119	5.23 to 6.28	7,276	5.74	0.90 to 1.25	89.49 to 66.58
December 31,	2019	1,199	2.76 to 73.22	4,638	8.25	0.90 to 1.25	23.21 to 39.55
December 31,	2018	1,184	2.24 to 52.47	3,315	6.15	0.90 to 1.25	11.00 to 11.44
December 31,	2017	1,243	2.01 to 47.27	3,122	13.66	0.90 to 1.25	32.61 to 33.72
December 31,	2016	1,452	1.51 to 35.35	2,750	2.21	0.90 to 1.25	(0.66) to (0.45)
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
December 31,	2020	656	7.83	5,133	5.64	0.70	67.31
December 31,	2019	696	4.68	3,211	8.55	0.70	40.54
December 31,	2018	733	3.33	2,424	6.05	0.70	12.12
December 31,	2017	791	2.97	2,336	13.19	0.70	34.39
December 31,	2016	816	2.21	1,804	1.97	0.70	(0.45)
Fidelity VIP High Income - Initial Class
December 31,	2020	346	3.07 to 2.02	764	4.95	0.90 to 1.25	1.99 to 1.51
December 31,	2019	344	1.99 to 22.76	753	5.24	0.90 to 1.25	13.71 to 15.24
December 31,	2018	359	1.75 to 19.75	697	5.66	0.90 to 1.25	(4.54) to (4.00)
December 31,	2017	368	1.83 to 20.69	753	5.34	0.90 to 1.25	5.77 to 6.32
December 31,	2016	386	1.73 to 19.46	746	5.38	0.90 to 1.25	13.07 to 13.67

41

(4)	FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Index 500 Portfolio - Initial Class
December 31,	2020	4,780	10.15 to 4.29	26,914	2.08	0.90 to 1.25	17.21 to 16.89
December 31,	2019	5,075	3.67 to 491.28	24,632	3.50	0.90 to 1.25	29.68 to 30.32
December 31,	2018	5,469	2.83 to 376.98	20,429	2.46	0.90 to 1.25	(5.74) to (5.26)
December 31,	2017	5,747	3.00 to 399.93	22,683	2.10	0.90 to 1.25	20.00 to 20.99
December 31,	2016	6,130	2.50 to 330.55	20,146	1.54	0.90 to 1.25	10.62 to 10.98
Fidelity VIP Index 500 Portfolio - Service Class 2
December 31,	2020	3,872	4.06	15,732	1.89	0.70	16.75
December 31,	2019	4,126	3.48	13,988	3.32	0.70	32.32
December 31,	2018	4,271	2.63	11,244	2.14	0.70	(5.05)
December 31,	2017	4,488	2.79	12,445	1.92	0.70	21.30
December 31,	2016	4,540	2.30	10,414	1.44	0.70	11.11
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
December 31,	2020	331	3.25 to 2.32	882	2.20	0.90 to 1.25	8.33 to 8.41
December 31,	2019	338	2.14 to 27.88	833	2.64	0.90 to 1.25	8.08 to 8.70
December 31,	2018	367	1.98 to 25.66	835	2.97	0.90 to 1.25	(1.84) to (1.43)
December 31,	2017	394	2.01 to 26.14	916	2.90	0.90 to 1.25	2.55 to 3.61
December 31,	2016	423	1.96 to 25.23	945	2.17	0.90 to 1.25	3.70 to 3.91
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
December 31,	2020	292	1.78	519	2.05	0.70	7.23
December 31,	2019	298	1.66	475	2.61	0.70	9.21
December 31,	2018	296	1.52	443	3.03	0.70	(0.65)
December 31,	2017	273	1.53	416	2.52	0.70	4.08
December 31,	2016	312	1.47	458	2.17	0.70	3.52
Fidelity VIP Mid Cap Portfolio - Initial Class
December 31,	2020	1,753	9.67 to 8.61	15,784	0.66	0.90 to 1.25	22.10 to 16.82
December 31,	2019	1,871	7.37 to 90.53	14,328	12.00	0.90 to 1.25	17.33 to 22.35
December 31,	2018	1,978	6.05 to 73.99	12,495	10.03	0.90 to 1.25	(15.65) to (15.31)
December 31,	2017	2,139	7.17 to 87.72	15,963	5.20	0.90 to 1.25	19.30 to 20.08
December 31,	2016	2,314	6.01 to 73.05	14,479	6.40	0.90 to 1.25	10.89 to 11.36
Fidelity VIP Mid Cap Portfolio - Service Class 2
December 31,	2020	5,134	5.77	29,616	0.40	0.70	16.30
December 31,	2019	5,342	4.96	25,991	12.13	0.70	24.62
December 31,	2018	5,642	3.98	22,456	9.94	0.70	(15.32)
December 31,	2017	5,910	4.73	27,722	5.05	0.70	20.66
December 31,	2016	6,122	3.92	23,954	6.33	0.70	11.36
Fidelity VIP Overseas Portfolio - Initial Class
December 31,	2020	567	3.60 to 2.57	1,808	0.99	0.90 to 1.25	14.58 to 14.17
December 31,	2019	626	2.25 to 42.10	1,728	5.52	0.90 to 1.25	26.40 to 26.65
December 31,	2018	729	1.78 to 33.24	1,568	1.67	0.90 to 1.25	(16.04) to (15.65)
December 31,	2017	748	2.12 to 39.54	1,914	1.58	0.90 to 1.25	28.48 to 29.52
December 31,	2016	833	1.65 to 30.53	1,637	1.59	0.90 to 1.25	(6.25) to (5.80)
Fidelity VIP Value Portfolio - Service Class 2
December 31,	2020	172	2.73	471	5.58	0.70	7.93
December 31,	2019	170	2.53	432	8.81	0.70	25.87
December 31,	2018	172	2.01	340	7.40	0.70	(14.10)
December 31,	2017	180	2.34	417	3.82	0.70	15.84
December 31,	2016	183	2.02	369	1.38	0.70	10.99

42

(4)	FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity VIP Value Strategies - Service Class 2
December 31,	2020	254	3.05	775	6.75	0.70	7.02
December 31,	2019	272	2.85	771	1.35	0.70	33.80
December 31,	2018	336	2.13	713	0.74	0.70	(18.39)
December 31,	2017	356	2.61	919	1.28	0.70	19.18
December 31,	2016	368	2.19	802	0.89	0.70	8.96
Invesco Oppenheimer V.l. Discovery Mid Cap Growth Fund
December 31,	2020	5	31.12	162	—	0.70	44.79
December 31,	2019	—	—	—	—	—	—
December 31,	2018	—	—	—	—	—	—
December 31,	2017	—	—	—	—	—	—
December 31,	2016	—	—	—	—	—	—
Invesco V.l. Diversified Dividend Fund - Series I
December 31,	2020	7	57.99	421	5.46	0.70	0.10
December 31,	2019	8	57.93	448	8.49	0.70	22.86
December 31,	2018	8	47.15	353	6.02	0.70	(7.57)
December 31,	2017	7	51.01	378	5.46	0.70	8.58
December 31,	2016	6	46.98	281	1.27	0.70	14.31
Invesco V.l. Health Care Fund - Series I
December 31,	2020	320	3.95	1,265	2.67	0.70	13.17
December 31,	2019	417	3.49	1,436	2.48	0.70	32.70
December 31,	2018	407	2.63	1,060	13.21	0.70	0.77
December 31,	2017	450	2.61	1,165	5.76	0.70	16.00
December 31.	2016	455	2.25	1,023	13.99	0.70	(11.76)
Invesco V.l. Global Real Estate Fund - Series I
December 31,	2020	680	3.89	2,644	7.93	0.70	(13.56)
December 31,	2019	654	4.50	2,897	4.83	0.70	24.31
December 31,	2018	677	3.62	2,454	5.26	0.70	(7.18)
December 31,	2017	695	3.90	2,685	4.82	0.70	13.04
December 31,	2016	728	3.45	2,505	3.52	0.70	1.77
Invesco V.l. Managed Volatility Fund - Series I
December 31,	2020	737	2.75	2,027	4.36	0.70	(2.89)
December 31,	2019	800	2.83	2,230	5.26	0.70	19.41
December 31,	2018	846	2.37	1,994	5.52	0.70	(11.90)
December 31,	2017	923	2.69	2,459	1.29	0.70	10.70
December 31,	2016	1,038	2.43	2,516	4.74	0.70	9.95
Invesco V.l. Mid Cap Growth Fund - Series I
December 31,	2020	—	21.29	—	30.17	0.70	(3.25)
December 31,	2019	5	22.01	116	15.38	0.70	33.23
December 31,	2018	6	16.52	92	12.00	0.70	(5.60)
December 31,	2017	6	17.50	108	8.78	0.70	22.55
December 31,	2016	13	14.28	188	9.95	0.70	0.28
Invesco V.l. Small Cap Equity Fund - Series I
December 31,	2020	202	3.48	705	9.50	0.70	24.73
December 31,	2019	198	2.79	545	13.39	0.70	26.24
December 31,	2018	202	2.21	441	7.30	0.70	(15.00)
December 31,	2017	201	2.60	519	4.88	0.70	14.04
December 31,	2016	258	2.28	588	7.01	0.70	11.76
Invesco V.l. Technology Fund - Series I
December 31,	2020	422	3.91	1,651	9.29	0.70	43.75
December 31,	2019	487	2.72	1,307	9.02	0.70	36.00
December 31,	2018	494	2.00	978	4.93	0.70	(0.50)
December 31,	2017	505	2.01	1,008	5.72	0.70	34.90
December 31,	2016	615	1.49	914	4.35	0.70	(1.32)

43

(4)	FINANCIAL HIGHLIGHTS (CONTINUED)

		Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
MFS Core Equity Portfolio - Initial Class
December 31,	2020	7	48.75	321	5.61	0.70	18.41
December 31,	2019	7	41.17	295	14.79	0.70	33.19
December 31,	2018	8	30.91	246	11.94	0.70	(3.86)
December 31,	2017	9	32.15	290	7.21	0.70	24.85
December 31,	2016	9	25.75	237	8.91	0.70	10.90
MFS Growth Series - Initial Class
December 31,	2020	240	6.02	1,443	6.38	0.70	30.52
December 31,	2019	265	4.61	1,213	9.41	0.70	38.02
December 31,	2018	295	3.34	975	7.43	0.70	2.77
December 31,	2017	315	3.25	1,016	4.16	0.70	31.58
December 31,	2016	329	2.47	810	5.77	0.70	2.07
MFS Investors Trust Series - Initial Class
December 31,	2020	86	3.95	341	3.83	0.70	12.25
December 31,	2019	94	3.52	325	7.13	0.70	31.84
December 31,	2018	121	2.67	320	5.22	0.70	(5.65)
December 31,	2017	131	2.83	369	4.39	0.70	23.58
December 31,	2016	137	2.29	313	11.88	0.70	8.02
MFS Research Series - Initial Class
December 31,	2020	40	4.41	178	4.50	0.70	16.05
December 31,	2019	41	3.80	156	10.99	0.70	32.87
December 31,	2018	41	2.86	117	13.85	0.70	(4.35)
December 31,	2017	48	2.99	143	8.56	0.70	23.55
December 31,	2016	47	2.42	114	10.96	0.70	8.04
T. Rowe Price Equity Income Portfolio
December 31,	2020	3,865	3.18 to 3.55	12,639	4.79	0.70 to 1.25	0.00 to (0.28)
December 31,	2019	4,057	3.09 to 59.24	13,136	8.75	0.70 to 1.25	24.91 to 27.71
December 31,	2018	4,359	2.46 to 47.29	11,194	11.33	0.70 to 1.25	(10.67) to (9.78)
December 31,	2017	4,613	2.75 to 52.94	13,148	11.52	0.70 to 1.25	14.75 to 15.83
December 31,	2016	4,911	2.39 to 45.91	12,127	12.12	0.70 to 1.25	17.80 to 18.81
T. Rowe Price International Stock Portfolio
December 31,	2020	1,987	2.76 to 2.24	5,262	5.12	0.70 to 1.25	12.20 to 13.13
December 31,	2019	2,063	1.88 to 27.38	4,798	6.40	0.70 to 1.25	26.11 to 29.47
December 31,	2018	2,453	1.49 to 21.62	4,445	11.23	0.70 to 1.25	(15.59) to (14.86)
December 31,	2017	2,512	1.75 to 25.53	5,365	5.41	0.70 to 1.25	26.53 to 27.84
December 31,	2016	2,547	1.38 to 20.08	4,291	4.74	0.70 to 1.25	0.68 to 1.73
T. Rowe Price Limited-Term Bond Portfolio
December 31,	2020	822	1.52	1,250	1.98	0.70	3.45
December 31,	2019	570	1.47	826	2.45	0.70	4.26
December 31,	2018	460	1.41	641	2.00	0.70	1.44
December 31,	2017	476	1.39	658	1.50	0.70	1.46
December 31,	2016	493	1.37	675	1.36	0.70	0.74
T. Rowe Price Mid-Cap Growth Portfolio
December 31,	2020	1,112	7.83 to 11.47	11,636	7.50	0.70 to 1.25	23.70 to 22.28
December 31,	2019	1,211	6.33 to 100.39	10,336	7.68	0.70 to 1.25	29.74 to 31.33
December 31,	2018	1,362	4.82 to 77.15	8,822	13.92	0.70 to 1.25	(3.34) to (2.03)
December 31,	2017	1,449	4.92 to 79.79	6,287	12.35	0.70 to 1.25	23.23 to 24.87
December 31,	2016	1,559	3.94 to 64.33	8,312	6.39	0.70 to 1.25	5.02 to 5.63

[1]	These ratios represent dividends, excluding distributions of realized gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

[2]	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

[3]	These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

44

(5)	UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2020 and December 31, 2019 were as follows:

		2019			2020
	December 31, 2018	Units	Units	December 31, 2019	Units	Units	December 31, 2020
Fund	Units Outstanding	Purchased	Redeemed	Units Outstanding	Purchased	Redeemed	Units Outstanding
Alger Balanced Portfolio - Class 1-2	849,249	242,101	290,550	800,800	92,076	113,389	779,487
Alger Capital Appreciation Portfolio - Class 1-2	1,245,899	161,957	229,316	1,178,540	98,887	173,716	1,103,711
Alger Growth & Income Portfolio - Class 1-2	524,747	114,632	131,424	507,955	80,693	101,745	486,903
Alger Large Cap Growth Portfolio - Class 1-2	836,397	240,615	264,188	812,824	67,912	93,332	787,404
Alger Mid Cap Growth Portfolio - Class 1-2	1,261,409	273,963	307,680	1,227,692	158,801	239,562	1,146,931
Alger Small Cap Growth Portfolio - Class 1-2	609,744	117,637	167,578	559,803	109,360	159,356	509,807
Federated Hennes Fund for U.S. Government Securities II	167,246	44,491	74,655	137,082	37,650	37,214	137,518
Federated Hermes High Income Bond Fund II - Primary Shares	383,170	48,257	76,613	354,814	50,127	76,576	328,365
Federated Hermes Kaufmann Fund II - Primary Shares	253,505	26,155	34,740	244,920	11,358	21,249	235,029
Federated Hermes Managed Volatility Fund n - Primary Shares	238,623	34,963	66,355	207,231	45,238	49,074	203,395
Federated Hermes Quality Bond Fund II - Primary Shares	127,969	9,122	14,811	122,280	16,458	13,179	125,559
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	400,088	6,171	49,290	356,969	10,697	29,231	338,435
Fidelity VIP Asset Manager Portfolio - Initial Class	339,154	15,177	73,609	280,722	15,326	44,981	251,067
Fidelity VIP Balanced Portfolio - Initial Class	540,977	47,967	61,762	527,182	17,317	54,591	489,908
Fidelity VIP Contrafiind Portfolio - Initial Class	2,495,040	42,961	196,097	2,341,904	70,524	203,155	2,209,273
Fidelity VIP Contrafiind Portfolio - Service Class 2	4,201,445	454,655	661,871	3,994,229	582,037	783,064	3,793,202
Fidelity VIP Equity-Income Portfolio - Initial Class	1,354,495	31,171	193,606	1,192,060	35,484	101,418	1,126,126
Fidelity VIP Equity-Income Portfolio - Service Class 2	521,024	48,548	70,926	498,646	102,998	100,142	501,502
Fidelity VIP Government Money Market Portfolio - Initial Class	6,882,623	298,662	633,012	6,548,273	450,907	554,881	6,444,299
Fidelity VIP Government Money Market Portfolio - Service Class 2	5,026,671	985,717	1,270,871	4,741,517	1,482,401	1,694,846	4,529,072
Fidelity VIP Growth - Initial Class	4,149,720	35,905	346,563	3,839,062	76,741	233,705	3,682,098
Fidelity VIP Growth and Income - Initial Class	443,848	20,146	51,555	412,439	17,093	36,816	392,716
Fidelity VIP Growth and Income - Service Class 2	272,027	28,211	30,634	269,604	43,753	50,086	263,271
Fidelity VIP Growth Opportunities Portfolio - Initial Class	1,183,894	98,773	83,569	1,199,098	16,926	96,880	1,119,144
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	733,025	117,062	154,491	695,596	114,973	154,685	655,884
Fidelity VIP High Income - Initial Class	359,174	10,668	25,934	343,908	24,783	23,015	345,676
Fidelity VIP Index 500 Portfolio - Initial Class	5,468,848	45,691	439,100	5,075,439	85,399	380,934	4,779,904
Fidelity VIP Index 500 Portfolio - Service Class 2	4,271,096	674,281	819,369	4,126,008	534,663	788,733	3,871,938
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	367,446	43,664	72,990	338,120	15,858	23,271	330,707
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	295,541	21,305	18,942	297,904	64,649	70,544	292,009
Fidelity VIP Mid Cap Portfolio - Initial Class	1,978,353	33,759	140,921	1,871,191	43,636	161,656	1,753,171
Fidelity VIP Mid Cap Portfolio - Service Class 2	5,642,329	811,740	1,112,478	5,341,591	881,338	1,088,978	5,133,951
Fidelity VIP Overseas Portfolio - Initial Class	729,317	27,980	131,713	625,584	18,380	76,857	567,107
Fidelity VIP Value Portfolio - Service Class 2	172,034	7,914	9,450	170,498	28,369	26,460	172,407
Fidelity VIP Value Strategies - Service Class 2	336,190	35,622	99,354	272,458	34,362	52,475	254,345
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund	—	—	—	—	5,888	697	5,191
Invesco V.I. Diversified Dividend Fund - Series I	7,624	1,428	1,315	7,737	1,355	1,827	7,265
Invesco V.I. Health Care Fund - Series I	407,004	69,635	59,387	417,252	40,946	137,818	320,380
Invesco V.I. Global Real Estate Fund - Series I	677,271	145,464	168,792	653,943	164,882	139,089	679,736
Invesco V.I. Managed Volatility Fund - Series I	845,664	142,112	187,494	800,282	175,357	238,188	737,451
Invesco V.I. Mid Cap Growth Fund - Series I	5,625	609	941	5,293	45	5,338	—
Invesco V.I. Small Cap Equity Fund - Series I	202,493	43,940	48,029	198,404	26,605	22,587	202,422
Invesco V.I. Technology Fund - Series I	494,274	100,971	108,078	487,167	52,498	117,736	421,929
MFS Core Equity Portfolio - Initial Class	7,975	574	1,363	7,186	760	1,369	6,577
MFS Growth Series - Initial Class	295,156	81,850	111,667	265,339	16,808	42,259	239,888
MFS Investors Trust Series - Initial Class	120,802	19,222	46,520	93,504	6,459	13,617	86,346
MFS Research Series - Initial Class	41,149	6,973	6,781	41,341	10,989	11,989	40,341
T. Rowe Price Equity Income Portfolio	4,358,749	694,562	996,014	4,057,297	522,550	714,818	3,865,029
T. Rowe Price International Stock Portfolio	2,453,397	266,869	657,213	2,063,053	322,362	397,977	1,987,438
T. Rowe Price Limited-Term Bond Portfolio	460,156	193,832	83,797	570,191	318,611	66,503	822,299
T. Rowe Price Mid-Cap Growth Portfolio	1,362,062	60,906	211,585	1,211,383	22,553	121,528	1,112,408
Total	66,401,718	7,086,590	11,094,993	62,393,315	7,225,842	9,943,136	59,676,021

(6)	SUBSEQUENT EVENTS

The Separate Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

45

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

December 31, 2020

ITEM 8. FINANCIAL STATEMENTS

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

American National Insurance Company

Galveston, Texas

We have audited the accompanying consolidated financial statements of American National Insurance Company (the “Company”), which comprise the consolidated statement of financial position as of December 31, 2020, and the related consolidated statements of comprehensive income, changes in equity, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Predecessor Auditors’ Opinion on 2019 Financial Statements

The financial statements of the Company as of and for the two years ended December 31, 2019 were audited by other auditors whose report, dated February 28, 2020, expressed an unmodified opinion on those statements.

Houston, Texas

April 16, 2021

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except share data)

	December 31,
	2020	2019
ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost, net of allowance for credit losses of $12,442 in 2020 (Fair value $7,983,181 in 2020 and $8,968,690 in 2019)	$7,354,970	$8,631,261
Fixed maturity, bonds available-for-sale, at fair value (Allowance for credit losses of $7,482 in 2020) (Amortized cost $7,073,142 in 2020 and $6,435,670 in 2019)	7,597,180	6,725,085
Equity securities, at fair value (Cost $754,625 in 2020 and $663,058 in 2019)	2,070,766	1,700,960
Mortgage loans on real estate, net of allowance for credit losses of $125,703 in 2020 and allowance for loan loss of $19,160 in 2019	5,242,531	5,097,017
Policy loans	373,014	379,657
Investment real estate, net of accumulated depreciation of $269,626 in 2020 and $256,757 in 2019	517,293	551,219
Short-term investments	1,028,379	425,321
Other invested assets	94,415	76,569
Total investments	24,278,548	23,587,089
Cash and cash equivalents	322,328	452,001
Investments in unconsolidated affiliates	920,412	705,721
Accrued investment income	216,389	200,856
Reinsurance recoverables, net of allowance for credit losses of $14,353 in 2020 and allowance for recoverable loss of $8,220 in 2019	414,359	411,830
Prepaid reinsurance premiums	42,804	44,669
Premiums due and other receivables	351,972	341,924
Deferred policy acquisition costs	1,360,211	1,423,007
Current tax receivable	1,726	—
Property and equipment, net of accumulated depreciation of $281,738 in 2020 and $257,907 in 2019	121,578	106,303
Prepaid pension	80,526	78,990
Other assets	155,600	171,285
Separate account assets	1,185,467	1,073,891
Total assets	$29,451,920	$28,597,566
LIABILITIES
Future policy benefits
Life	$3,149,067	$3,087,578
Annuity	1,617,774	1,571,263
Health	49,658	49,886
Policyholders’ account balances	12,812,155	12,957,989
Policy and contract claims	1,575,288	1,489,979
Unearned premium reserve	956,343	933,559
Other policyholder funds	358,601	361,059
Liability for retirement benefits	70,254	67,435
Notes payable	153,703	157,997
Deferred tax liabilities, net	478,482	394,528
Current tax payable	—	9,757
Federal Home Loan Bank advance	250,000	—
Other liabilities	334,079	446,882
Separate account liabilities	1,185,467	1,073,891
Total liabilities	22,990,871	22,601,803
EQUITY
American National Insurance Company stockholders’ equity:
Common stock, $0.01 par value in 2020 and $1.00 in 2019; 1 share issued and outstanding in 2020 and 30,832,449 shares issued and 26,887,200 outstanding in 2019	—	30,832
Additional paid-in capital	47,966	21,011
Accumulated other comprehensive income	222,170	99,518
Retained earnings	6,183,616	5,946,857
Treasury stock, at cost	—	(108,469)
Total American National stockholders’ equity	6,453,752	5,989,749
Noncontrolling interest	7,297	6,014
Total stockholders’ equity	6,461,049	5,995,763
Total liabilities and stockholders’ equity	$29,451,920	$28,597,566

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share data)

	Years ended December 31,
	2020	2019	2018
PREMIUMS AND OTHER REVENUES
Premiums
Life	$396,099	$359,419	$350,012
Annuity	92,866	147,139	231,027
Health	168,805	165,035	180,414
Property and casualty	1,560,304	1,511,201	1,466,740
Other policy revenues	310,746	305,256	285,549
Net investment income	933,685	1,077,406	858,367
Net realized investment gains	35,660	37,719	18,174
Other-than-temporary impairments	—	(6,968)	(1,243)
Change in investment credit loss	(102,603)	—	—
Net gains (losses) on equity securities	356,281	422,535	(107,188)
Other income	40,556	51,401	44,530
Total premiums and other revenues	3,792,399	4,070,143	3,326,382
BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	533,925	449,252	417,702
Annuity	214,158	218,576	290,611
Claims incurred
Health	116,122	109,013	122,547
Property and casualty	1,005,620	1,042,153	1,049,112
Interest credited to policyholders’ account balances	321,042	511,999	315,684
Commissions for acquiring and servicing policies	553,600	532,634	564,054
Other operating expenses	514,265	524,888	497,011
Change in deferred policy acquisition costs	(5,678)	(12,749)	(71,497)
Total benefits, losses and expenses	3,253,054	3,375,766	3,185,224
Income before federal income tax and other items	539,345	694,377	141,158
Less: Provision (benefit) for federal income taxes
Current	57,807	87,032	24,044
Deferred	59,045	78,385	(22,599)
Total provision for federal income taxes	116,852	165,417	1,445
Income after federal income tax	422,493	528,960	139,713
Equity in earnings of unconsolidated affiliates	42,441	103,501	21,281
Other components of net periodic pension benefit (costs), net of tax	4,456	(684)	(572)
Net income	469,390	631,777	160,422
Less: Net income attributable to noncontrolling interest, net of tax	1,008	11,414	1,427
Net income attributable to American National	$468,382	$620,363	$158,995

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Years ended December 31,
	2020	2019	2018
Net income	$469,390	$631,777	$160,422
Other comprehensive income (loss), net of tax
Change in net unrealized gains (losses) on securities	134,315	184,156	(136,261)
Foreign currency transaction and translation adjustments	235	390	(900)
Defined benefit pension plan adjustment	(11,898)	15,495	22,326
Total other comprehensive income (loss), net of tax	122,652	200,041	(114,835)
Total comprehensive income	592,042	831,818	45,587
Less: Comprehensive income attributable to noncontrolling interest	1,008	11,414	1,427
Total comprehensive income attributable to American National	$591,034	$820,404	$44,160

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

(In thousands, except per share data)

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained	Treasury	Noncontrolling
	Stock	Capital	Income (Loss)	Earnings	Stock	Interest	Total Equity
Balance at December 31, 2017	$30,832	$19,193	$642,216	$4,656,134	$(101,616)	$9,012	$5,255,771
Reissuance (purchase) of treasury shares	—	1,173	—	—	(6,876)	—	(5,703)
Amortization of restricted stock	—	328	—	—	—	—	328
Cumulative effect of accounting change	—	—	(627,119)	687,051	—	—	59,932
Other comprehensive loss	—	—	(114,835)	—	—	—	(114,835)
Net income attributable to American National	—	—	—	158,995	—	—	158,995
Cash dividends to common stockholders (declared per share of $3.28)	—	—	—	(88,228)	—	—	(88,228)
Contributions	—	—	—	—	—	6,182	6,182
Distributions	—	—	—	—	—	(2,354)	(2,354)
Net income attributable to noncontrolling interest	—	—	—	—	—	1,427	1,427
Balance at December 31, 2018	$30,832	$20,694	$(99,738)	$5,413,952	$(108,492)	$14,267	$5,271,515
Reissuance of treasury shares	—	237	—	—	23	—	260
Amortization of restricted stock	—	80	—	—	—	—	80
Cumulative effect of accounting change	—	—	(785)	785	—	—	—
Other comprehensive income	—	—	200,041	—	—	—	200,041
Net income attributable to American National	—	—	—	620,363	—	—	620,363
Cash dividends to common stockholders (declared per share of $3.28)	—	—	—	(88,243)	—	—	(88,243)
Contributions	—	—	—	—	—	388	388
Distributions	—	—	—	—	—	(20,055)	(20,055)
Net income attributable to noncontrolling interest	—	—	—	—	—	11,414	11,414
Balance at December 31, 2019	$30,832	$21,011	$99,518	$5,946,857	$(108,469)	$6,014	$5,995,763
Reclassification of par value due to reorganization	(26,887)	26,887	—	—	—	—	—
Retirement of treasury shares	(3,945)	—	—	(104,524)	108,469	—	—
Amortization of restricted stock	—	68	—	—	—	—	68
Cumulative effect of accounting change	—	—	—	(33,500)	—	—	(33,500)
Other comprehensive income	—	—	122,652	—	—	—	122,652
Net income attributable to American National	—	—	—	468,382	—	—	468,382
Cash dividends to common stockholders (declared per share of $1.64) prior to reorganization	—	—	—	(44,095)	—	—	(44,095)
Cash dividends to parent	—	—	—	(49,504)	—	—	(49,504)
Contributions	—	—	—	—	—	856	856
Distributions	—	—	—	—	—	(581)	(581)
Net income attributable to noncontrolling interest	—	—	—	—	—	1,008	1,008
Balance at December 31, 2020	$—	$47,966	$222,170	$6,183,616	$—	$7,297	$6,461,049

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years ended December 31,
	2020	2019	2018
OPERATING ACTIVITIES
Net income	$469,390	$631,777	$160,422
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment gains	(35,660)	(37,719)	(18,174)
Other-than-temporary impairments	—	6,968	1,243
Change in investment credit loss	102,603	—	—
Accretion of premiums, discounts and loan origination fees	9,479	(4,394)	(6,163)
Net capitalized interest on policy loans and mortgage loans	(30,367)	(34,081)	(39,262)
Depreciation	52,551	53,160	52,049
Interest credited to policyholders’ account balances	321,042	511,999	315,684
Charges to policyholders’ account balances	(310,746)	(305,256)	(285,549)
Deferred federal income tax expense (benefit)	59,045	78,385	(22,599)
Equity in earnings of unconsolidated affiliates	(42,441)	(103,501)	(21,281)
Distributions from unconsolidated affiliates	82,045	111,848	21,453
Changes in:
Policyholder liabilities	210,397	145,396	288,065
Deferred policy acquisition costs	(5,678)	(12,749)	(71,497)
Reinsurance recoverables	(2,529)	15,645	(8,886)
Premiums due and other receivables	(10,048)	3,780	(31,360)
Prepaid reinsurance premiums	1,865	8,952	10,003
Accrued investment income	(15,533)	(12,227)	(960)
Current tax payable	(11,759)	18,893	35,315
Liability for retirement benefits	(13,765)	(8,454)	(69,762)
Fair value of option securities	(51,931)	(144,978)	54,951
Fair value of equity securities	(356,281)	(422,535)	107,188
Other, net	(101,430)	5,503	24,630
Net cash provided by operating activities	320,249	506,412	495,510
INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of:
Held-to-maturity securities	1,615,811	864,481	629,359
Available-for-sale securities	977,051	500,724	451,292
Equity securities	117,866	294,798	214,737
Investment real estate	61,548	66,725	11,577
Mortgage loans	522,900	837,732	812,239
Policy loans	52,767	48,079	52,606
Other invested assets	148,101	120,455	118,846
Disposals of property and equipment	268	69	—
Distributions from unconsolidated affiliates	73,229	91,325	58,287
Payment for the purchase/origination of:
Held-to-maturity securities	(498,149)	(1,468,253)	(1,349,008)
Available-for-sale securities	(1,473,808)	(528,495)	(680,477)
Equity securities	(131,238)	(49,016)	(79,514)
Investment real estate	(31,518)	(24,163)	(71,732)
Mortgage loans	(752,244)	(784,408)	(1,173,189)
Policy loans	(22,338)	(27,722)	(26,147)
Other invested assets	(98,371)	(109,074)	(75,233)
Additions to property and equipment	(39,863)	(21,402)	(17,670)
Contributions to unconsolidated affiliates	(351,286)	(262,569)	(151,261)
Change in short-term investments	(603,058)	(190,511)	452,005
Change in collateral held for derivatives	(15,648)	107,133	(68,565)
Other, net	2,661	10,369	7,087
Net cash used in investing activities	(445,319)	(523,723)	(884,761)

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(In thousands)

	Years ended December 31,
	2020	2019	2018
FINANCING ACTIVITIES
Policyholders’ account deposits	1,232,520	1,770,646	1,717,153
Policyholders’ account withdrawals	(1,388,649)	(1,481,234)	(1,345,498)
Proceeds from Federal Home Loan Bank borrowings	500,000	—	—
Repayment of Federal Home Loan Bank borrowings	(250,000)	—	—
Change in notes payable	(4,294)	20,034	505
Dividends to stockholders	(44,095)	(88,243)	(88,228)
Dividends to parent	(49,504)	—	—
Payments to noncontrolling interest	(581)	(20,055)	(2,354)
Net cash provided by financing activities	(4,603)	201,148	281,578
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(129,673)	183,837	(107,673)
Cash and cash equivalents at beginning of the period	452,001	268,164	375,837
Cash and cash equivalents at end of the period	$322,328	$452,001	$268,164

Supplemental cash flow information:
Interest paid	$805	$—	$—
Income taxes paid, net	62,518	86,440	22,234

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Nature of Operations

American National Insurance Company, a Texas life insurance company (“ANICO”), is a wholly owned subsidiary of American National Group, Inc., a Delaware corporation (“ANAT”). ANICO and its consolidated subsidiaries (collectively “American National” or “the Company”) offer a broad range of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in all 50 states, the District of Columbia and Puerto Rico.

Note 2 – Summary of Significant Accounting Policies and Practices

The consolidated financial statements and notes thereto have been prepared in conformity with GAAP and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls the voting rights, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities are comprised of bonds classified as held-to-maturity that are carried at amortized cost net of credit loss allowance and bonds classified as available-for-sale that are carried at fair value. In addition, equity investments, other than those accounted for under the equity method or those that result in consolidation of the investee, are measured at fair value with changes in fair value recognized in earnings.

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees, and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable, or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement, or other manner in accordance with the loan agreement. In the consolidated statements of operations, gains and losses from the sale of loans are reported in “Net realized investment gains,” and changes in allowances are reported in “Change in investment credit loss.”

Note 2 – Summary of Significant Accounting Policies and Practices — (Continued)

Mortgage loans are presented net of the Company’s recorded allowance for expected credit loss, which represents the portion of amortized cost basis on mortgage loans that the Company does not expect to collect. In determining the Company’s allowance for credit losses, management: (i) pools and evaluates mortgage loans with similar risk characteristics, (ii) considers expected lifetime credit losses adjusted for prepayments and extensions, and (iii) considers past events, current economic conditions and forecasts of future economic conditions. The allowance is calculated quarterly for each property type based on inputs unique to each loan property type.

On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable), and reasonably expected troubled debt restructurings (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) may be evaluated individually for credit loss. The allowance for credit losses for loans evaluated individually is established using the same methodologies for the overall commercial portfolio segment except for collateral dependent loans. The allowance for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans is recorded as a change in the allowance for credit losses which is recorded on a quarterly basis as a charge or credit to earnings.

Policy loans are carried at the outstanding balance plus any accrued interest which approximates fair value.

Investment real estate including related improvements are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included as an adjustment to “Net realized investment gains” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost or its estimated fair value at the date of foreclosure.

Real estate joint ventures and other limited partnership interests in which the Company has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary, are accounted for using the equity method. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months when timely financial information is not available, and the contractual right does not exist to receive such financial information. In addition to the investees’ impairment analysis of their underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information, and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share as an adjustment to “Equity in earnings of unconsolidated affiliates” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Net realized investment gains” to record the investment at its fair value.

Short-term investments comprised of commercial paper are carried at amortized cost, which approximates fair value. Short-term investments have a maturity of less than one year.

Other invested assets comprised primarily of equity-indexed options are carried at fair value and may be collateralized by counterparties; such collateral is restricted to the Company’s use. Separately managed accounts and Federal Home Loan Bank stock are also included in other invested assets and are carried at cost or market value if available from the account manager. Other invested assets also include tax credit partnerships and mineral rights less allowance for depletion, where applicable.

Note 2 – Summary of Significant Accounting Policies and Practices — (Continued)

Credit losses on fixed maturity securities, held-to-maturity, receive a lifetime expected credit loss allowance upon initial recognition of the security representing the net amount expected to be collected. Expected credit losses are measured on a collective (pool) basis by major security type with the credit loss allowance determined based on the difference between the net present value of the expected cash flows from those pooled securities with the amortized cost basis. The expected cash flows are discounted at the effective interest rate of the security and consider historical credit loss information that is adjusted for current market conditions and reasonable and supportable economic forecasts based upon a third-party valuation model. The valuation model calculates expected cash flows based on scenario conditioned probability of default and loss given default. Probability of default measures the likelihood of default over a specified time period, and the loss given default measures the amount that the Company could lose in the event of a counterparty default.

For fixed maturity securities, available-for-sale, in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using a third-party valuation model similar to that used for held-to-maturity securities. The net present value of the expected cash flows is calculated by discounting management’s best estimate of expected cash flows at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost, a credit loss allowance is recorded. The credit loss is recorded as the excess of amortized cost over the net present value of the expected cash flows limited by the amount the fair value is less than the amortized cost (fair-value floor). If the fair value is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

Additions to or releases of the allowance on all fixed maturity securities are reported in “Change in investment credit loss” in the consolidated statements of operations.

Prior to January 1, 2020, an other-than-temporary impairment (“OTTI”) loss was recorded when management believed the carrying value would not be realized. After the recognition of a credit loss, fixed maturity securities were accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security was not adjusted for subsequent increases in estimated fair value. Should there have been a significant increase in the estimate of cash flows expected to be collected from previously impaired securities, the increase would have been accounted for prospectively by accreting it as interest income over its remaining life.

Derivative instruments are purchased to hedge against future interest rate increases in liabilities indexed to market rates and are recorded in the consolidated statements of financial position at fair value net of collateral provided by counterparties. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholders’ account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments. The Company uses derivative instruments to hedge its business risk and holds collateral to offset exposure from its counterparties. Collateral that supports credit risk is reported in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral.

Cash and cash equivalents have durations that do not exceed 90 days at the date of acquisition, include cash on-hand and in banks, as well as amounts invested in money market funds, and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment consist of buildings occupied by American National, data processing equipment, software, furniture and equipment, and automobiles which are carried at cost, less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful life of the asset (typically 3 to 50 years).

Note 2 – Summary of Significant Accounting Policies and Practices — (Continued)

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance, and processing expenses.

DAC on traditional life, including limited-pay contracts, and health products is amortized with interest over the anticipated premium-paying period of the related policies in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity, and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premiums earned.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced, and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time the policies were issued. Estimates are based on historical experience adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life and investments-type contracts. For fixed products, these are generally equal to the accumulated deposits plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments. Indexed product account balances are equal to the sum of host and embedded derivative reserves computed per derivative accounting guidance.

Liabilities for unpaid claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and IBNR claim liabilities. Case reserves include the liability for reported but unpaid claims. IBNR liabilities include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as IBNR claims. These liabilities also include an estimate of the expense associated with settling claims, including legal and other fee, and the general expenses of administering the claims adjustment process.

Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for collectability. Recoveries of gross ultimate losses under our non-catastrophe reinsurance are estimated by a review of individual large claims and the ceded portion of IBNR using assumed distribution of loss by percentage retained. Recoveries of gross ultimate losses under our catastrophe reinsurance are estimated by applying reinsurance treaty terms to estimates of gross ultimate losses. The most significant assumption is the average size of the individual losses for those claims that have occurred but have not yet been reported and our estimate of gross ultimate losses. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses settle.

Note 2 – Summary of Significant Accounting Policies and Practices — (Continued)

Separate account assets and liabilities

Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National’s qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

Premiums, benefits, claims incurred, and expenses

Traditional ordinary life and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuity premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contract holders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders including mortality charges, surrender charges actually paid, and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue over the period of the contract in proportion to the amount of insurance protection, which is generally evenly over the contract period, net of reinsurance ceded. Claims incurred consist of claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 4.2% of the life insurance in-force at December 31, 2020 and 15.8% of life premiums in 2020.

For the majority of this participating business, profits earned are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses) net of tax. Dividends to participating policyholders were $7.0 million, $8.4 million, and $7.6 million for the years ended 2020, 2019, and 2018, respectively. Additional income of $5.8 million, $34.0 million, and $4.2 million was allocated to participating policyholders for the years ended 2020, 2019, and 2018, respectively.

For all other participating business, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

Federal income taxes

American National files a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Note 2 – Summary of Significant Accounting Policies and Practices — (Continued)

Deferred income tax assets and liabilities are recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position. American National recognizes interest expense and penalties related to uncertain tax positions, if applicable, as income tax expense in the consolidated statements of operations. Accrued interest expense and penalties related to uncertain tax positions are reported as “Other liabilities” in the consolidated statements of financial position.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs for our frozen benefit plans are estimated using assumptions including demographic factors such as retirement age and mortality.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. For this purpose, a hypothetical bond portfolio to match the expected monthly benefit payments under the pension plan was constructed with the resulting yield of the portfolio used as a discount rate.

In developing the investment return assumption, we relied on a model that utilizes the following factors:

•	Current yield to maturity of fixed income securities

•	Forecasts of inflation, GDP growth, and total return for each asset class

•	Historical plan performance

•	Target asset allocation

•	Standard deviations and correlations related to historical and expected future returns of each asset class and inflation

The resulting assumption is the assumed rate of return for the plans’ target asset allocation, net of investment expenses, and reflects anticipated returns of the plans’ current and future assets.

Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

Stock-based compensation

Stock Appreciation Rights (“SARs”) liability and compensation cost is based on the fair value of the grants and is remeasured each reporting period through the settlement date. The fair value of the SARs is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs, and the risk-free rate of return. The compensation liability related to the SAR award is reported as “Other liabilities” in the consolidated statements of financial position.

Restricted Stock (“RS”) equity and compensation cost is based on the fair value of the underlying stock at grant date. The compensation cost accrued is reported as “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units (“RSUs”) are settled in cash, resulting in classifying RSUs as a liability award. The liability is remeasured each reporting period through the vesting date and is adjusted for changes in fair value. The compensation liability related to the RSUs is reported as “Other Liabilities” in the consolidated statements of financial position.

Litigation contingencies

Existing and potential litigation is reviewed quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and reasonably estimable. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

Note 3 – Recently Issued Accounting Pronouncements

Adoption of New Accounting Standards

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments	The new standard significantly changes how entities measure credit losses for most financial assets, reinsurance recoverables and certain other instruments that are not measured at fair value through net income. The guidance replaces the current “incurred loss” approach with an “expected loss” model for instruments measured at amortized cost. The measurement of credit losses for available- for-sale debt securities measured at fair value is not affected except that credit losses recognized are limited to the amount by which the fair value is below amortized cost, and the credit loss is recognized through a valuation allowance. Previously, the credit loss adjustments for available-for-sale debt securities were recognized through a direct write down of the investment under the other-than-temporary impairment model. The standard also requires additional disclosures.	The Company adopted this standard on its required effective date of January 1, 2020 using a modified retrospective transition.	Adoption of this guidance resulted in an allowance for credit losses primarily on the commercial mortgage loans and related off-balance sheet unfunded loan commitments, held-to-maturity bonds, and reinsurance recoverables. The Company recorded a cumulative effect adjustment to retained earnings of $33.5 million, net of tax, which reduced stockholders' equity. The impact is attributable to a $42.4 million allowance for credit losses on the aforementioned financial assets. See table below for additional detail.
ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework— Changes to the Disclosure Requirements for Fair Value Measurement	The new guidance modifies the disclosure requirements on fair value measurements. Certain disclosure requirements are removed, modified, or added to improve the relevancy of the fair value measurement disclosures.	The Company adopted this standard on its required effective date of January 1, 2020 using a prospective transition for certain amendments and retrospective transition for all other amendments.	The adoption of this standard did not have a material impact to the Company’s Notes to the Consolidated Financial Statements.
ASU 2018-14, Compensation —Retirement Benefits— Defined Benefit Plans— General (Subtopic 715-20): Disclosure Framework— Changes to the Disclosure Requirements for Defined Benefit Plans	The new standard modifies the disclosure requirements for employers that sponsor defined benefit pension or other postretirement plans. The guidance removes certain defined benefit pension or other postretirement plan disclosures that are no longer cost beneficial, clarifies the specific requirements for each disclosure, and adds disclosure requirements.	The Company adopted this standard on its required effective date of December 31, 2020, using a retrospective transition.	The adoption of this standard did not have a material impact to the Company’s Consolidated Financial Statements or Notes to the Consolidated Financial Statements.
ASU 2018-15, Intangibles— Goodwill and Other—Internal- Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract	The new standard aligns the requirements for capitalizing implementation costs incurred in a cloud computing arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. Current GAAP does not specifically address the implementation costs of a cloud computing arrangement that is service contract.	The Company adopted this standard on its required effective date of January 1, 2020 using a prospective transition.	The adoption of this standard did not have a material impact to the Company’s Consolidated Financial Statements or Notes to the Consolidated Financial Statements.

As of January 1, 2020, changes related to the adoption of ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”), had the following effect on assets and liabilities:

	Pre-ASC 326	Adjustment to	Balance as of
	Adoption	Adopt ASC 326	January 1, 2020
Assets:
Allowance for credit losses
Fixed maturity, bonds held-to-maturity, at amortized cost	$—	$(21,664)	$(21,664)
Mortgage loans on real estate	(19,160)	(11,216)	(30,376)
Reinsurance recoverables	(8,220)	(7,920)	(16,140)
Liabilities:
Allowance for credit losses
Other policyholder funds	—	1,518	1,518
Other liabilities	—	(3,126)	(3,126)
Total	$(27,380)	$(42,408)	$(69,788)

Note 3 – Recently Issued Accounting Pronouncements — (Continued)

Future Adoption of New Accounting Standards — The FASB issued the following accounting guidance relevant to American National:

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long- Duration Contracts	The guidance will improve the timeliness of recognizing changes in the liability for future policy benefits for traditional and limited payment long- duration contracts and will modify the rate used to discount future cash flows. The guidance will also simplify the accounting for certain market-based options or guarantees associated with deposit (or account balance) contracts (market risk benefits), simplify the amortization of deferred acquisition costs, and add significant qualitative and quantitative disclosures.	This standard will become effective for the Company for all annual and interim periods beginning January 1, 2023, which was extended from the previous effective date of January 1, 2022 through the issuance of ASU 2020-11. The guidance allows for one of two adoption methods, a modified retrospective transition or a full retrospective transition, except for the changes to accounting for market risk benefits which will require a retrospective transition.	We are currently evaluating the impact of the amendment to the Company. Based on the nature of the standard, we expect the impact to be material to our Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes	The amendments simplify the accounting for income taxes by removing certain exceptions in the existing guidance including those related to intra-period tax allocation when there is a loss from continuing operations and income or a gain from other items. The amendments require that an entity recognize a franchise tax (or similar tax) that is partially based on income as an income-based tax and account for any incremental amount incurred as a non-income-based tax as well as other minor changes.	This standard became effective for the Company for all annual and interim periods beginning January 1, 2021. The new guidance specifies which amendments should be applied prospectively, retrospective to all periods presented, or on a modified retrospective basis through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption.	The adoption of this standard did not have a material impact to the Company's Consolidated Financial Statements or Notes to the Consolidated Financial Statements.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting	The amendments in this Update provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The guidance only applies to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform.	The amendments in this Update are effective for all entities as of March 12, 2020 and will sunset through December 31, 2022, at which time the application of exceptions and optional expedients will no longer be permitted.	The inventory of LIBOR exposures has been completed and is primarily limited to floating rate bonds, alternative investments, and borrowings within joint venture investments. Some of the contracts included in these categories will mature prior to December 31, 2021, the start of LIBOR rates cessations. The transition from LIBOR is expected to result in an immaterial impact to the Company.

Note 4 – Investment in Securities

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2020
	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for
	Cost	Gains	(Losses)	Credit Losses	Fair Value
Fixed maturity, bonds held-to-maturity
U.S. states and political subdivisions	$109,445	$4,101	$(11)	$—	$113,535
Foreign governments	3,851	374	—	—	4,225
Corporate debt securities	6,992,095	623,233	(9,117)	(7,475)	7,598,736
Residential mortgage-backed securities	114,579	5,065	(1,464)	(452)	117,728
Collateralized debt securities	139,709	6,864	(845)	(4,515)	141,213
Other debt securities	7,733	11	—	—	7,744
Total bonds held-to-maturity	7,367,412	639,648	(11,437)	(12,442)	7,983,181
Fixed maturity, bonds available-for-sale
U.S. treasury and government	28,766	418	(1)	—	29,183
U.S. states and political subdivisions	1,066,627	73,976	(145)	—	1,140,458
Foreign governments	14,995	1,393	—	—	16,388
Corporate debt securities	5,887,756	471,205	(17,207)	(7,275)	6,334,479
Residential mortgage-backed securities	20,544	964	(29)	(188)	21,291
Collateralized debt securities	54,454	1,040	(94)	(19)	55,381
Total bonds available-for-sale	7,073,142	548,996	(17,476)	(7,482)	7,597,180
Total investments in fixed maturity	$14,440,554	$1,188,644	$(28,913)	$(19,924)	$15,580,361

	December 31, 2019
	Cost or	Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for
	Cost	Gains	(Losses)	Credit Losses	Fair Value
Fixed maturity, bonds held-to-maturity
U.S. states and political subdivisions	$165,109	$5,005	—	$—	$170,114
Foreign governments	3,907	442	—	—	4,349
Corporate debt securities	8,099,098	332,410	(6,539)	—	8,424,969
Residential mortgage-backed securities	237,516	6,460	(1,148)	—	242,828
Collateralized debt securities	125,631	1,146	(347)	—	126,430
Total bonds held-to-maturity	8,631,261	345,463	(8,034)	—	8,968,690
Fixed maturity, bonds available-for-sale
U.S. treasury and government	29,505	441	(5)	—	29,941
U.S. states and political subdivisions	1,030,309	47,865	(9)	—	1,078,165
Foreign governments	5,000	1,287	—	—	6,287
Corporate debt securities	5,338,007	251,408	(12,795)	—	5,576,620
Residential mortgage-backed securities	23,405	739	(201)	—	23,943
Collateralized debt securities	9,444	686	(1)	—	10,129
Total bonds available-for-sale	6,435,670	302,426	(13,011)	—	6,725,085
Total investments in fixed maturity	$15,066,931	$647,889	$(21,045)	$—	$15,693,775

Note 4 – Investment in Securities — (Continued)

The amortized cost and fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2020
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$672,904	$681,748	$416,924	$421,798
Due after one year through five years	2,901,055	3,115,358	3,259,188	3,481,552
Due after five years through ten years	2,842,667	3,171,376	2,295,372	2,517,433
Due after ten years	950,786	1,014,699	1,101,658	1,176,397
Total	$7,367,412	$7,983,181	$7,073,142	$7,597,180

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been presented based on the year of final contractual maturity.

Proceeds from sales of bonds available-for-sale, with the related gross realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Proceeds from sales of fixed maturity, bonds available-for-sale	$164,372	$45,017	$85,590
Gross realized gains	624	250	376
Gross realized losses	(4,145)	(1,124)	(2,298)

Gains and losses are determined using specific identification of the securities sold. During 2020 and 2019, bonds below investment grade with a carrying value of $142.7 million and $157.9 million, respectively, were transferred from held-to-maturity to available-for-sale after a deterioration in the issuers’ creditworthiness.

In accordance with various regulations, American National has bonds on deposit with regulating authorities with a carrying value of $47.7 million and $48.0 million at December 31, 2020 and 2019, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $111.0 million and $162.2 million at December 31, 2020 and 2019, respectively.

The components of the change in net unrealized gains (losses) on debt securities are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Bonds available-for-sale: change in unrealized gains (losses)	$242,105	$335,473	$(233,465)
Adjustments for
Deferred policy acquisition costs	(68,474)	(87,003)	51,920
Participating policyholders’ interest	(3,010)	(16,056)	11,157
Deferred federal income tax benefit (expense)	(36,306)	(48,258)	34,127
Change in net unrealized gains (losses) on debt securities, net of tax	$134,315	$184,156	$(136,261)

The components of the change in net gains on equity securities are shown below (in thousands):

	Years ended December 31,
	2020	2019
Unrealized gains on equity securities	$349,999	$375,395
Net gains on equity securities sold	6,282	47,140
Net gains on equity securities	$356,281	$422,535

Note 4 – Investment in Securities — (Continued)

The gross unrealized losses and fair value of bonds available-for-sale, aggregated by investment category and length of time individual securities have been in a continuous unrealized loss position due to market factors are shown below (in thousands, except number of issues):

	December 31, 2020
	Less than 12 months			12 months or more			Total
		Gross			Gross			Gross
	Number of	Unrealized	Fair	Number of	Unrealized	Fair	Number of	Unrealized	Fair
	Issues	(Losses)	Value	Issues	(Losses)	Value	Issues	(Losses)	Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	1	$(1)	$2,868	—	$—	$—	1	$(1)	$2,868
U.S. states and political subdivisions	2	(145)	10,205	—	—	—	2	(145)	10,205
Corporate debt securities	43	(8,507)	270,249	8	(8,700)	13,270	51	(17,207)	283,519
Residential mortgage-backed securities	1	(21)	1,391	3	(8)	593	4	(29)	1,984
Collaterized debt securities	3	(93)	12,752	1	(1)	158	4	(94)	12,910
Total	50	$(8,767)	$297,465	12	$(8,709)	$14,021	62	$(17,476)	$311,486

	December 31, 2019
	Less than 12 months			12 months or more			Total
		Gross			Gross			Gross
	Number of	Unrealized	Fair	Number of	Unrealized	Fair	Number of	Unrealized	Fair
	Issues	(Losses)	Value	Issues	(Losses)	Value	Issues	(Losses)	Value
Fixed maturity, bonds available-for-sale
U.S. treasury and government	—	$—	$—	5	$(5)	$8,299	5	$(5)	$8,299
U.S. states and political subdivisions	2	(9)	1,733	—	—	—	2	(9)	1,733
Corporate debt securities	22	(5,257)	94,942	25	(7,538)	132,626	47	(12,795)	227,568
Residential mortgage-backed securities	1	(9)	10,169	3	(192)	722	4	(201)	10,891
Collateralized debt securities	1	(1)	159	—	—	—	1	(1)	159
Total	26	$(5,276)	$107,003	33	$(7,735)	$141,647	59	$(13,011)	$248,650

Unrealized losses on bonds available-for-sale where an allowance for credit loss was not recorded are due to noncredit related factors caused by market liquidity events related to COVID-19 and the related economic downturn. A number of assumptions and estimates are inherent in evaluating whether an allowance for credit loss is necessary, which include the financial condition, near term and long-term prospects of the issue or issuer, including relevant industry conditions and trends and implications of rating agency actions and offering prices.

Equity securities by market sector distribution are shown below, based on fair value:

	December 31,
	2020	2019
Consumer goods	19.3%	18.9%
Energy and utilities	5.2	8.0
Finance	21.6	18.0
Healthcare	15.0	13.0
Industrials	7.4	7.6
Information technology	27.1	25.0
Other	4.4	9.5
Total	100.0%	100.0%

Note 4 – Investment in Securities — (Continued)

Allowance for Credit Losses

Held-to-Maturity Securities—Management measures expected credit losses on bonds held-to-maturity on a qualitative adjustment basis by major security type: corporate bonds, structured products, municipals, specialty products and treasuries. Accrued interest receivable on held-to maturity debt securities are excluded from the estimate of credit losses. The estimate of expected credit losses considers historical credit loss information that is adjusted for current market conditions and reasonable and supportable economic forecasts based upon a third-party valuation model.

Available-for-Sale Securities—For bonds available-for-sale in an unrealized loss position, the Company first assesses whether it intends to sell the security or will be required to sell the security before recovery of its amortized cost basis. If either of these criteria is met, the security’s amortized cost basis is written down to fair value through income. For bonds available-for-sale that do not meet either indicated criteria, the Company evaluates whether the decline in fair value has resulted from credit events or market factors. In making this assessment, management first calculates the extent to which fair value is less than amortized cost, and then may consider any changes to the rating of the security by a rating agency, and any specific conditions related to the security. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security is compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss exists and an allowance for credit losses is recorded through income, limited to the amount fair value is less than amortized cost. Any remaining unrealized loss is recognized in other comprehensive income.

When the discounted cash flow method is used to determine the allowance for credit losses, management’s estimates incorporate expected prepayments, if any. Model inputs are considered reasonable and supportable for three years. A mean reversion is applied in years four and five. Credit loss allowance is not measured on accrued interest receivable because the balance is written off to net investment income in a timely manner, within 90 days. Changes in the allowance for credit losses are recognized through the consolidated statement of operations as changes in estimated credit loss.

No accrued interest receivables were written off as of December 31, 2020.

The rollforward of the allowance for credit losses for bonds held-to-maturity is shown below (in thousands):

				Residential
	Foreign	Corporate Debt	Collateralized	Mortgage Backed
	Governments	Securities	Debt Securities	Securities	Total
Allowance for credit losses*
Cumulative adjustment at January 1, 2020	$4	$(18,563)	$(2,968)	$(137)	$(21,664)
Purchases	—	(622)	(323)	—	(945)
Disposition	—	6,901	106	134	7,141
Provision	1	(6,117)	199	—	(5,917)
Balance at March 31, 2020	5	(18,401)	(2,986)	(3)	(21,385)
Purchases	—	(116)	—	—	(116)
Disposition	—	200	—	—	200
Provision	(5)	(1,565)	454	3	(1,113)
Balance at June 30, 2020	—	(19,882)	(2,532)	—	(22,414)
Purchases	—	(4)	(6)	—	(10)
Disposition	—	1,607	—	—	1,607
Provision	—	(231)	(408)	(35)	(674)
Balance at September 30, 2020	—	(18,510)	(2,946)	(35)	(21,491)
Purchases	—	(41)	—	—	(41)
Disposition	—	793	694	—	1,487
Provision	—	10,283	(2,263)	(417)	7,603
Balance at December 31, 2020	$—	$(7,475)	$(4,515)	$(452)	$(12,442)

*	Quarterly amounts in the table above are unaudited

Note 4 – Investment in Securities — (Continued)

The rollforward of the allowance for credit losses for available-for-sale debt securities is shown below (in thousands):

			Residential
	Corporate Debt	Collateralized	Mortgage Backed
	Securities	Debt Securities	Securities	Total
Allowance for credit losses*
Beginning balance at January 1, 2020	$—	$—	$—	$—
Allowance on securities that had an allowance recorded in a previous period	(12,499)	(236)	(130)	(12,865)
Balance at March 31, 2020	(12,499)	(236)	(130)	(12,865)
Increase in allowance related to purchases	(73)	—	—	(73)
Reduction in allowance related to disposition	7	—	3	10
Allowance on securities that had an allowance recorded in a previous period	10,017	155	(83)	10,089
Allowance on securities where credit losses were not
previously recorded	(1,276)	—	—	(1,276)
Balance at June 30, 2020	(3,824)	(81)	(210)	(4,115)
Increase in allowance related to purchases	(28)	—	—	(28)
Reduction in allowance related to disposition	33	—	—	33
Allowance on securities that had an allowance recorded in a previous period	1,153	74	16	1,243
Allowance on securities where credit losses were not
previously recorded	(4,771)	—	—	(4,771)
Balance at September 30, 2020	(7,437)	(7)	(194)	(7,638)
Increase in allowance related to purchases	(116)	—	—	(116)
Reduction in allowance related to disposition	23	6	—	29
Allowance on securities that had an allowance recorded in a previous period	255	(18)	6	243
Balance at December 31, 2020	$(7,275)	$(19)	$(188)	$(7,482)

*	Quarterly amounts in the table above are unaudited

The allowance fluctuated from quarter to quarter in 2020 reflecting market volatility during the year. The impact of COVID-19, the oil price shocks, and the elevated unemployment rate were variables that increased default risk for borrowers in North America and globally. During 2020, energy, retail, construction and transportation sectors were most impacted by the market conditions leading to increased loss allowances; however, in the last quarter of 2020, the default risk forecast had shown that government policies and vaccine development succeeded in mitigating the credit risk to a certain extent. As a result, the expected loss on U.S. corporate debt securities classified as held-to-maturity decreased with the recovery in the market by the end of the year. The outcome drove held-to-maturity allowances to become more in line with available-for-sale results.

Note 4 – Investment in Securities — (Continued)

Credit Quality Indicators

The Company monitors the credit quality of bonds held-to-maturity through the use of credit ratings, which are updated on a monthly basis. The two traditional metrics for assessing interest rate risks are interest-coverage ratios and capitalization ratios which can also be used in the assessment of credit risk. These risks are fairly mitigated through the diversification of all bond investments. Categories of diversification include credit ratings, geographic locations, maturities, and market sector.

The credit quality indicators for the amortized cost of bonds held-to-maturity are shown below (in thousands):

	December 31, 2020
	Amortized cost of held-to-maturity debt securities by credit rating
Fixed maturity, bonds held-to-maturity	AAA	AA	A	BBB	BB and below	Total
U.S. state and political subdivisions	$25,831	$43,964	$34,893	—	$4,757	$109,445
Foreign governments	—	2,820	1,031	—	—	3,851
Corporate debt securities	1,956	262,830	2,976,571	3,647,496	103,242	6,992,095
Collateralized debt securities	—	—	107,795	31,914	—	139,709
Residential mortgage backed securities	—	112,995	—	—	1,584	114,579
Other debt securities	—	7,733	—	—	—	7,733
Total	$27,787	$430,342	$3,120,290	$3,679,410	$109,583	$7,367,412

	December 31, 2019
	Amortized cost of held-to-maturity debt securities by credit rating
Fixed maturity, bonds held-to-maturity	AAA	AA	A	BBB	BB and below	Total
U.S. state and political subdivisions	$58,539	$76,542	$24,260	$500	$5,268	$165,109
Foreign governments	—	2,861	1,046	—	—	3,907
Corporate debt securities	2,729	407,070	3,637,144	4,031,931	20,224	8,099,098
Residential mortgage backed securities	87,003	—	51,771	—	98,742	237,516
Collateralized debt securities	—	—	109,233	16,398	—	125,631
Total	$148,271	$486,473	$3,823,454	$4,048,829	$124,234	$8,631,261

Note 5 – Mortgage Loans

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering both the location of the underlying collateral as well as the type of mortgage loan. The geographic categories come from the U.S. Census Bureau’s “Census Regions and Divisions of the United States.” The distribution based on carrying amount of mortgage loans by location is as follows (in thousands, except percentages):

	December 31,
	2020		2019
East North Central	$783,614	14.9%	$667,150	13.1%
East South Central	146,052	2.8	144,887	2.8
Mountain	1,284,555	24.5	1,200,434	23.6
Pacific	806,426	15.4	852,574	16.7
South Atlantic	619,405	11.8	621,875	12.2
West South Central	1,313,848	25.1	1,272,522	25.0
Other	288,631	5.5	337,575	6.6
Total	$5,242,531	100.0%	$5,097,017	100.0%

Note 5 – Mortgage Loans — (Continued)

As of December 31, 2020 and 2019, loans in foreclosure and loans foreclosed are as follows (in thousands, except number of loans):

	December 31,
	2020		2019
	Number of	Recorded	Number of	Recorded
Foreclosure and foreclosed	Loans	Investment	Loans	Investment
In foreclosure	1	$5,168	2	$13,345
Filed for bankruptcy*	1	9,230	—	—
Total in foreclosure	2	$14,398	2	$13,345

Foreclosed	2	$8,603	2	$16,008

*	Borrower filed for bankruptcy after foreclosure proceedings had begun.

The age analysis of past due loans is shown below (in thousands, except percentages):

	30-59 Days	60-89 Days	More Than 90 Days			Total
December 31, 2020	Past Due	Past Due	Past Due	Total	Current	Amount	Percent
Apartment	$—	$—	$—	$—	$557,159	$557,159	10.5%
Hotel	30,315	30,158	—	60,473	853,522	913,995	17.0
Industrial	14,930	—	5,168	20,098	836,105	856,203	15.9
Office	24,804	—	9,230	34,034	1,522,197	1,556,231	29.0
Parking	48,825	29,355	—	78,180	286,107	364,287	6.8
Retail	4,991	—	25,779	30,770	760,907	791,677	14.7
Storage	—	—	—	—	165,561	165,561	3.1
Other	—	—	—	—	163,121	163,121	3.0
Total	$123,865	$59,513	$40,177	$223,555	$5,144,679	$5,368,234	100.0%
Allowance for loan losses						(125,703)
Total, net of allowance						$5,242,531
December 31, 2019
Apartment	$—	$—	$—	$—	$385,630	$385,630	7.5%
Hotel	—	—	—	—	901,044	901,044	17.6
Industrial	—	13,076	4,091	17,167	589,722	606,889	11.9
Office	22,870	—	—	22,870	1,587,591	1,610,461	31.5
Parking	—	—	—	—	284,866	284,866	5.6
Retail	—	—	4,122	4,122	843,466	847,588	16.6
Storage	—	—	—	—	148,402	148,402	2.9
Other	11,759	—	—	11,759	319,538	331,297	6.4
Total	$34,629	$13,076	$8,213	$55,918	$5,060,259	$5,116,177	100.0%
Allowance for loan losses						(19,160)
Total, net of allowance						$5,097,017

As a result of the economic impact associated with COVID-19, as of December 31, 2020, 93 loans with a total balance of $1.6 billion primarily related to hotels, retail and parking operations were modified. The terms of the modifications of these loans include forbearance of principal and interest payments for a period of up to six months, extensions of maturity dates, and/ or provision for interest only payments. Of these modified loans, three loans totaling $60.5 million are over 60 days past due and one loan totaling $25.8 million is over 90 days past due. Prior to December 31, 2020, eight loans totaling $230 million which had been modified earlier in the year were modified again. The terms of these modifications were for additional forbearance of up to six months and extensions of interest only payments for up to twelve month and generally included a requirement for the payment of at least 20% of the total interest due during the modification period. The remaining loans are current under their modified terms. The modified loans are presented according to their referenced status under their modified terms in the aging table above. The modified loans had an aggregate deferred interest of $18.3 million as of December 31, 2020.

There were no unamortized purchase discounts as of December 31, 2020 and 2019. Total mortgage loans were net of unamortized origination fees of $26.1 million and $29.3 million at December 31, 2020 and 2019, respectively. No unearned income is included in these amounts.

Note 5 – Mortgage Loans — (Continued)

Troubled Debt Restructurings

American National has granted concessions to certain mortgage loan borrowers. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. Loans that have these concessions could be classified as troubled debt restructurings. The carrying value after the allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. Loan modifications executed due to COVID-19 resulting in a total delay of more than six months were evaluated for troubled debt restructured status under current GAAP guidance.

Troubled debt restructuring mortgage loan information is as follows (in thousands, except number of loans):

	Years ended December 31,
	2020			2019
		Recorded	Recorded		Recorded	Recorded
		Investment	Investment		Investment	Investment
	Number of Loans	Pre-Modification	Post Modification	Number of Loans	Pre-Modification	Post Modification
Office	7	$76,220	$76,220	2	$21,211	$21,211
Retail	6	79,943	79,943	1	38,248	38,248
Industrial	2	11,565	11,565	—	—	—
Hotel	34	811,131	811,131	—	—	—
Parking	16	248,465	248,465	—	—	—
Apartment	2	40,097	40,097	—	—	—
Total	67	$1,267,421	$1,267,421	3	$59,459	$59,459

American National considers the amount, timing and extent of concessions in determining credit loss allowances for loan losses recorded in connection with a troubled debt restructuring.

There were 67 loans determined to be a troubled debt restructuring for the year ended December 31, 2020. There are $3.9 million of commitments to lend additional funds to debtors whose loans have been modified in a troubled debt restructuring during the periods presented. The increase in loans determined to be a troubled debt restructuring in 2020 is attributable to COVID-19 related loan modifications where the concessions granted were in excess of six-months in duration.

Note 5 – Mortgage Loans — (Continued)

Allowance for Credit Losses

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses and allowances. The allowance for current expected losses per ASU No. 2016-13 Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASC 326”), at the effective date, January 1, 2020, was based upon the current expected credit loss model. Refer to Note 3, Recently Issued Accounting Pronouncements. The model considers past loss experience, current economic conditions, and reasonable and supportable forecasts of future conditions. Reversion for the allowance calculation is implicit in the models used to determine the allowance. The methodology uses a discounted cash flow approach based on expected cash flows.

The rollforward of the allowance for credit losses for mortgage loans is shown below (in thousands):

Commercial
Mortgage Loans**
Balance at December 31, 2017	$(18,866)
Change in allowance	(2,467)
Balance at December 31, 2018	(21,333)
Change in allowance	2,173
Balance at December 31, 2019	(19,160)
Cumulative adjustment at January 1, 2020*	(11,216)
Provision	(29,069)
Balance at March 31, 2020	(59,445)
Provision	(52,035)
Balance at June 30, 2020	(111,480)
Provision	(1,436)
Balance at September 30, 2020	(112,916)
Provision	(12,787)
Balance at December 31, 2020	$(125,703)

*	Effective January 1, 2020, the Company adopted ASU No. 2016-13. Adoption of this guidance resulted in an allowance for credit losses primarily on the commercial mortgage loans and related off-balance sheet unfunded loan commitments, held-to-maturity bonds and reinsurance recoverables. Prior periods have not been restated to conform to the current presentation. See Note 3, Recently Issued Accounting Pronouncements.

**	Quarterly amounts in the table above are unaudited

The change in allowance for December 31, 2020 was driven by the economic disruption caused by COVID-19.

The asset and allowance balances for credit losses for mortgage loans by property-type are shown below (in thousands):

	December 31, 2020
	Asset Balance	Allowance
Apartment	$557,159	$(8,845)
Hotel	913,995	(45,596)
Industrial	856,203	(2,516)
Office	1,556,231	(33,373)
Retail	791,677	(10,856)
Parking	364,287	(18,178)
Storage	165,561	(2,509)
Other	163,121	(3,830)
Total	$5,368,234	$(125,703)

Note 5 – Mortgage Loans — (Continued)

Credit Quality Indicators

Mortgage loans are segregated by property-type and quantitative and qualitative allowance factors are applied. Qualitative factors are developed quarterly based on the pooling of assets with similar risk characteristics and historical loss experience adjusted for the expected trend in the current market environment. Credit losses are pooled by collateral type as it represents the most similar and reliable risk characteristics in our portfolio. The amortized cost of mortgage loans by year of origination by property-type are shown below (in thousands):

	Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
Apartment	$43,000	$179,817	$48,316	$180,073	$68,465	$37,488	$557,159
Hotel	4,697	63,538	204,103	219,655	148,130	273,872	913,995
Industrial	278,401	157,808	134,076	46,544	122,587	116,787	856,203
Office	31,904	58,938	199,428	343,178	293,625	629,158	1,556,231
Retail	69,501	38,977	100,607	80,207	161,460	340,925	791,677
Parking	28,678	13,791	27,243	8,650	169,521	116,404	364,287
Storage	21,659	63,313	54,562	17,095	8,932	—	165,561
Other	—	32,111	59,418	2,235	21,274	48,083	163,121
Total	$477,840	$608,293	$827,753	$897,637	$993,994	$1,562,717	$5,368,234
Allowance for loan losses							(125,703)
Total, net of allowance							$5,242,531

Generally, mortgage loans are secured by first liens on income-producing real estate with a loan-to-value ratio of up to 75%. It is the Company’s policy to not accrue interest on loans that are 90 days delinquent and where amounts are determined to be uncollectible. At December 31, 2020, commercial loans of $40.2 million were past due over 90 days and are in non-accrual status.

Off-Balance Sheet Credit Exposures

The Company has off-balance sheet credit exposures related to non-cancellable unfunded commitment amounts on commercial mortgage loans. We estimate the allowance for these exposures by applying the allowance rate we computed for each property type to the related outstanding commitment amounts. As of December 31, 2020, we have included an $11.8 million liability in other liabilities on the consolidated statements of financial position based on unfunded loan commitments of $686.5 million.

Note 6 – Real Estate and Other Investments

The carrying amount of investment real estate, net of accumulated depreciation, by property-type and geographic distribution are as follows (in thousands, except percentages):

	December 31, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
Industrial	$37,764	7.3%	$68,809	12.5%
Office	237,246	45.9	219,490	39.8
Retail	199,232	38.5	215,800	39.1
Other	43,051	8.3	47,120	8.6
Total	$517,293	100.0%	$551,219	100.0%

	December 31, 2020		December 31, 2019
	Carrying Amount	Percent	Carrying Amount	Percent
East North Central	$49,921	9.7%	$32,539	5.9%
East South Central	32,630	6.3	34,248	6.2
Mountain	65,862	12.7	68,498	12.4
Pacific	42,537	8.2	40,462	7.3
South Atlantic	72,305	14.0	83,552	15.2
West South Central	236,987	45.8	278,833	50.6
Other	17,051	3.3	13,087	2.4
Total	$517,293	100.0%	$551,219	100.0%

American National regularly invests in real estate partnerships and joint ventures. American National frequently participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third-parties that may affect the fair value or risk of its variable interest in the VIEs in 2020 or 2019.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31,
	2020	2019
Investment real estate	$131,405	$134,534
Short-term investments	500	500
Cash and cash equivalents	8,070	11,155
Other receivables	3,484	3,673
Other assets	13,796	15,355
Total assets of consolidated VIEs	$157,255	$165,217
Notes payable	$153,703	$157,997
Other liabilities	8,490	9,731
Total liabilities of consolidated VIEs	$162,193	$167,728

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $3.0 million and $4.3 million at December 31, 2020 and 2019, respectively.

Note 6 – Real Estate and Other Investments — (Continued)

The total long-term notes payable of the consolidated VIE’s consists of the following (in thousands):

		December 31,
Interest rate	Maturity	2020	2019
LIBOR	2021	$10,819	$10,836
4% fixed	2022	78,565	81,709
4.18% fixed	2024	64,319	65,452
Total		$153,703	$157,997

For other VIEs in which American National is a partner, it is not the primary beneficiary, and these entities are not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require consent of all partners. The carrying amount and maximum exposure to loss relating to unconsolidated VIEs follows (in thousands):

	December 31,
	2020		2019
		Maximum		Maximum
	Carrying	Exposure	Carrying	Exposure
	Amount	to Loss	Amount	to Loss
Investment in unconsolidated affiliates	$368,588	$368,588	$332,742	$332,742
Mortgage loans	722,917	722,917	657,528	657,528
Accrued investment income	4,980	4,980	2,198	2,198

As of December 31, 2020, one real estate investment with a carrying value of $3.4 million met the criteria as held-for-sale.

The Company’s equity in earnings of unconsolidated affiliates is the Company’s share of operating earnings and realized gains from fixed income and equity funds and investments in real estate joint ventures (“joint ventures”) using the equity method of accounting. In 2020 and 2019 certain joint ventures took advantage of market opportunities to generate realized gains on the sale of real estate held or developed by the ventures.

Fixed income and equity funds are primarily comprised of senior secured and second lien private loans that are secured by assets, revenues, or credit/balance sheet lending.

The Company’s income from and investment in each joint venture did not exceed 20% and therefore no separate financial disclosure is required. The Company’s income from, assets held, and investment in each joint venture did not exceed 10% of operating income before tax. Additionally, the Company’s investment in joint ventures is less than 3% of the Company’s total assets, and investments in individual joint ventures is not considered to be material to the Company in relation to its financial position or ongoing results of operations. Therefore, summarized financial information of equity method investees has not been included.

The Company’s total investment in and equity in earnings of unconsolidated affiliates, of which substantially all are limited liability companies (“LLCs”) or limited partnerships, were comprised of the following (in thousands):

		December 31,
		2020	2019
Fixed income and equity funds		$458,776	$278,611
Real estate joint ventures		443,279	402,780
Other		18,357	24,330
Total investments in unconsolidated affiliates		$920,412	$705,721

	Years ended December 31,
	2020	2019	2018
Income from operations	$14,958	$7,407	$7,595
Net gain on sales	27,509	96,094	13,686
Equity in earnings of unconsolidated affiliates	$42,467	$103,501	$21,281

Note 7 – Derivative Instruments

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. These options are not designated as hedging instruments for accounting purposes under GAAP. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):

				December 31,
		2020			2019
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value
Equity-indexed options	Other invested assets	455	$2,867,600	$242,201	473	$2,654,600	$256,005
Equity-indexed embedded derivative	Policyholders’ account balances	112,103	2,748,540	705,013	101,950	2,527,205	731,552

		Gains (Losses) Recognized in Income on Derivatives
Derivatives Not Designated as		Years ended December 31,

Hedging Instruments	Location in the Consolidated Statements of Operations	2020	2019	2018
Equity-indexed options	Net investment income	$51,931	$144,980	$(54,951)
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	(22,977)	(162,011)	17,862

The Company’s use of derivative instruments exposes it to credit risk in the event of non-performance by the counterparties. The Company has a policy of only dealing with counterparties it believes are creditworthy and obtaining sufficient collateral where appropriate, as a means of mitigating the financial loss from defaults. The Company holds collateral in cash and notes secured by U.S. government backed assets. The non-performance risk is the net counterparty exposure based on the fair value of the open contracts, less the fair value of collateral held. The Company maintains master netting agreements with its current active trading partners. As such, a right of offset has been applied to collateral that supports credit risk and has been recorded in the consolidated statements of financial position as an offset to “Other invested assets” with an associated payable to “Other liabilities” for excess collateral.

Information regarding the Company’s exposure to credit loss on the options it holds is presented below (in thousands):

		December 31, 2020
				Collateral		Collateral
				Held in	Total	Amounts used
	Moody/S&P	Options Fair	Collateral	Invested	Collateral	to Offset	Excess	Exposure Net
Counterparty	Rating	Value	Held in Cash	Assets	Held	Exposure	Collateral	of Collateral
Barclays	Baa2/BBB	$51,489	$31,513	$18,100	$49,613	$49,613	$—	$1,876
Credit Suisse	Baa1/BBB+	9,447	8,680	—	8,680	8,680	—	767
Goldman-Sachs	A3/BBB+	1,227	1,170	—	1,170	1,170	—	57
ING	Baa1/A-	20,606	10,450	10,300	20,750	20,606	144	—
Morgan Stanley	A2/BBB+	37,406	30,616	5,700	36,316	36,316	—	1,090
NATIXIS*	A1/A+	30,567	30,720	—	30,720	30,567	153	—
Truist	A3/A-	52,127	43,960	11,000	54,960	52,127	2,833	—
Wells Fargo	A2/BBB+	39,332	29,370	9,900	39,270	39,270	—	62
Total		$242,201	$186,479	$55,000	$241,479	$238,349	$3,130	$3,852

		December 31, 2019
				Collateral		Collateral
				Held in	Total	Amounts used
	Moody/S&P	Options Fair	Collateral	Invested	Collateral	to Offset	Excess	Exposure Net
Counterparty	Rating	Value	Held in Cash	Assets	Held	Exposure	Collateral	of Collateral
Barclays	Baa3/BBB	$54,583	$27,343	$28,000	$55,343	$54,583	$760	$—
Credit Suisse	Baa2/BBB+	7,117	7,390	—	7,390	7,009	381	108
Goldman-Sachs	A3/BBB+	1,053	930	—	930	930	—	123
ING	Baa1/A-	30,330	14,940	16,000	30,940	30,330	610	—
Morgan Stanley	A3/BBB+	34,988	25,926	9,000	34,926	34,926	—	62
NATIXIS*	A1/A+	29,918	30,200	—	30,200	29,918	282	—
SunTrust	A3/A-	60,360	41,720	17,000	58,720	58,645	75	1,715
Wells Fargo	A2/A-	37,656	24,110	15,000	39,110	37,656	1,454	—
Total		$256,005	$172,559	$85,000	$257,559	$253,997	$3,562	$2,008

*	Collateral is prohibited from being held in invested assets.

Note 8 – Net Investment Income and Net Realized Investment Gains (Losses)

Net investment income (loss) is shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Bonds	$560,811	$602,054	$566,513
Equity securities	31,325	33,502	39,193
Mortgage loans	251,414	254,720	258,102
Real estate	5,797	8,849	13,533
Equity-indexed options	51,931	144,980	(54,951)
Other invested assets	32,407	33,301	35,977
Total	$933,685	$1,077,406	$858,367

Net realized investment gains (losses) are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Bonds	$23,318	$16,361	$10,903
Mortgage loans	—	(2,412)	(4,798)
Real estate	12,401	25,555	12,076
Other invested assets	(59)	(1,785)	(7)
Total	$35,660	$37,719	$18,174

Net realized investment gains (losses) by transaction type are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Sales	$10,249	$27,161	$13,279
Calls and maturities	26,948	17,372	12,893
Paydowns	(108)	(156)	(209)
Impairments	(1,276)	(6,505)	(3,717)
Loss allowance*	—	21	(2,547)
Others	(153)	(174)	(1,525)
Total	$35,660	$37,719	$18,174

Other-than-temporary impairment losses are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Bonds*	$—	$(6,968)	$(1,243)

*	Effective January 1, 2020, the Company adopted ASU No. 2016-13. Adoption of this guidance resulted in an allowance for credit losses primarily on the commercial mortgage loans and related off-balance sheet unfunded loan commitments, held-to-maturity bonds and reinsurance recoverables. Prior periods have not been restated to conform to the current presentation. See Note 3, Recently Issued Accounting Pronouncements.

Note 9 – Fair Value of Financial Instruments

The carrying amount and fair value of financial instruments are shown below (in thousands):

		December 31,
	2020		2019
	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity	$7,354,970	$7,983,181	$8,631,261	$8,968,690
Fixed maturity, bonds available-for-sale	7,597,180	7,597,180	6,725,085	6,725,085
Equity securities	2,070,766	2,070,766	1,700,960	1,700,960
Equity-indexed options	242,201	242,201	256,005	256,005
Mortgage loans on real estate, net of allowance	5,242,531	5,451,152	5,097,017	5,309,005
Policy loans	373,014	373,014	379,657	379,657
Short-term investments	1,028,379	1,028,379	425,321	425,321
Separate account assets ($1,153,702 and $1,049,938 included in fair value hierarchy)	1,185,467	1,185,467	1,073,891	1,073,891
Separately managed accounts	64,424	64,424	50,503	50,503
Total financial assets	$25,158,932	$25,995,764	$24,339,700	$24,889,117
Financial liabilities
Investment contracts	$10,101,764	$10,101,764	$10,254,959	$10,254,959
Embedded derivative liability for equity-indexed contracts	705,013	705,013	731,552	731,552
Notes payable	153,703	153,703	157,997	157,997
Federal Home Loan Bank advance	250,000	250,227	—	—
Separate account liabilities ($1,153,702 and $1,049,938 included in fair value hierarchy)	1,185,467	1,185,467	1,073,891	1,073,891
Total financial liabilities	$12,395,947	$12,396,174	$12,218,399	$12,218,399

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Note 9 – Fair Value of Financial Instruments — (Continued)

Valuation Techniques for Financial Instruments Recorded at Fair Value

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes. The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent broker, such as the equity-indexed options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimated fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. If applicable, these estimates would be disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services annually.

Short-Term Investments—Short-term investments are primarily commercial paper rated A2 or P2 or better by Standard & Poor’s and Moody’s, respectively. Commercial paper is carried at amortized cost which approximates fair value. These investments are classified as Level 2 measurements.

Note 9 – Fair Value of Financial Instruments — (Continued)

Separate Account Assets and Liabilities—Separate account assets and liabilities are funds that are held separate from the general assets and liabilities of American National. Separate account assets include funds representing the investments of variable insurance product contract holders, who bear the investment risk of such funds. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. American National reports separately, as assets and liabilities, investments held in such separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. In addition, American National’s qualified pension plan assets are included in separate accounts. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated statements of operations. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National.

The separate account assets included on the quantitative disclosures fair value hierarchy table are comprised of short-term investments, equity securities, and fixed maturity bonds available-for-sale. Equity securities are classified as Level 1 measurements. Short-term investments and fixed maturity securities are classified as Level 2 measurements. These classifications for separate account assets reflect the same fair value level methodologies as listed above as they are derived from the same vendors and follow the same process.

The separate account assets also include cash and cash equivalents, investments in unconsolidated affiliates, accrued investment income, and receivables for securities. These are not financial instruments and are not included in the quantitative disclosures of fair value hierarchy table.

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2020, 2019, and 2018.

Embedded Derivative—The amounts reported within policyholder contract deposits include equity linked interest crediting rates based on the S&P 500 within indexed annuities and indexed life. The following unobservable inputs are used for measuring the fair value of the embedded derivatives associated with the policyholder contract liabilities:

•	Lapse rate assumptions are determined by company experience. Lapse rates are generally assumed to be lower during a contract’s surrender charge period and then higher once the surrender charge period has ended. Decreases to the assumed lapse rates generally increase the fair value of the liability as more policyholders persist to collect the crediting interest pertaining to the indexed product. Increases to the lapse rate assumption decrease the fair value.

•	Mortality rate assumptions vary by age and gender based on company and industry experience. Decreases to the assumed mortality rates increase the fair value of the liabilities as more policyholders earn crediting interest. Increases to the assumed mortality rates decrease the fair value as higher decrements reduce the potential for future interest credits.

•	Equity volatility assumptions begin with current market volatilities and grow to long-term values. Increases to the assumed volatility will increase the fair value of liabilities, as future projections will produce higher increases in the linked index. At December 31, 2020 and 2019, the one-year implied volatility used to estimate embedded derivative value was 17.6% and 11.3%, respectively.

Fair values of indexed life and annuity liabilities are calculated using the discounted cash flow technique. Shown below are the significant unobservable inputs used to calculate the Level 3 fair value of the embedded derivatives within policyholder contract deposits (in millions, except range percentages):

	Fair Value			Range
	December 31,			December 31,
	2020	2019	Unobservable Input	2020	2019
Indexed Annuities	$670.8	$706.5	Lapse Rate	1-50%	1-70%
			Mortality Multiplier	100%	90-100%
			Equity Volatility	16-69%	11-46%
Indexed Life	34.2	25.0	Equity Volatility	16-69%	11-46%

Note 9 – Fair Value of Financial Instruments — (Continued)

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2020
	Total
	Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$29,183	$—	$29,183	$—
U.S. states and political subdivisions	1,140,458	—	1,140,458	—
Foreign governments	16,388	—	16,388	—
Corporate debt securities	6,334,479	—	6,224,042	110,437
Residential mortgage-backed securities	21,291	—	21,291	—
Collateralized debt securities	55,381	—	55,381	—
Total bonds available-for-sale	7,597,180	—	7,486,743	110,437
Equity securities
Common stock	2,055,229	2,054,789	—	440
Preferred stock	15,537	14,909	—	628
Total equity securities	2,070,766	2,069,698	—	1,068
Options	242,201	—	—	242,201
Short-term investments	1,028,379	—	1,028,379	—
Separate account assets	1,153,702	309,425	844,277	—
Separately managed accounts	64,424	—	—	64,424
Total financial assets	$12,156,652	$2,379,123	$9,359,399	$418,130
Financial liabilities
Embedded derivative for equity-indexed contracts	$705,013	$—	$—	$705,013
Notes payable	153,703	—	—	153,703
Separate account liabilities	1,153,702	309,425	844,277	—
Total financial liabilities	$2,012,418	$309,425	$844,277	$858,716

	Assets and Liabilities Carried at Fair Value by Hierarchy Level at December 31, 2019
	Total
	Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity, bonds available-for-sale
U.S. treasury and government	$29,941	$—	$29,941	$—
U.S. states and political subdivisions	1,078,165	—	1,078,165	—
Foreign governments	6,287	—	6,287	—
Corporate debt securities	5,576,620	—	5,531,776	44,844
Residential mortgage-backed securities	23,943	—	23,943	—
Collateralized debt securities	10,129	—	10,129	—
Total bonds available-for-sale	6,725,085	—	6,680,241	44,844
Equity securities
Common stock	1,682,149	1,681,686	—	463
Preferred stock	18,811	18,811	—	—
Total equity securities	1,700,960	1,700,497	—	463
Options	256,005	—	—	256,005
Short-term investments	425,321	—	425,321	—
Separate account assets	1,049,938	271,575	778,363	—
Separately managed accounts	50,503	—	—	50,503
Total financial assets	$10,207,812	$1,972,072	$7,883,925	$351,815
Financial liabilities
Embedded derivative for equity-indexed contracts	$731,552	$—	$—	$731,552
Notes payable	157,997	—	—	157,997
Separate account liabilities	1,049,938	271,575	778,363	—
Total financial liabilities	$1,939,487	$271,575	$778,363	$889,549

Note 9 – Fair Value of Financial Instruments — (Continued)

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

	Level 3
	Assets			Liability
	Investment	Equity-Indexed	Separately	Embedded
	Securities	Options	Managed Accounts	Derivative
Balance at December 31, 2017	$—	$220,190	$—	$512,526
Net loss for derivatives included in net investment income	—	(55,093)	—	—
Net change included in interest credited	—	—	—	(17,862)
Purchases, sales and settlements or maturities
Purchases	4,346	72,033	16,532	—
Sales	—	(18)	—	—
Settlements or maturities	—	(89,106)	—	—
Premiums less benefits	—	—	—	101,411
Balance at December 31, 2018	4,346	148,006	16,532	596,075
Net gain for derivatives included in net investment income	—	144,980	—	—
Net change included in interest credited	—	—	—	162,011
Net fair value change included in other comprehensive income	—	—	60	—
Purchases, sales and settlements or maturities
Purchases	45,307	75,163	33,911	—
Sales	(113)	(13,396)	—	—
Settlements or maturities	—	(98,748)	—	—
Premiums less benefits	—	—	—	(26,534)
Gross transfers out of Level 3	(4,233)	—	—	—
Balance at December 31, 2019	45,307	256,005	50,503	731,552
Net gain for derivatives included in net investment income	—	51,931	—	—
Net change included in interest credited	—	—	—	22,977
Net fair value change included in other comprehensive income	80	—	(312)	—
Purchases, sales and settlements or maturities
Purchases	191,960	80,705	25,343	—
Sales	(70,842)	(8,063)	(11,110)	—
Settlements or maturities	—	(138,377)	—	—
Premiums less benefits	—	—	—	(49,516)
Gross transfers out of Level 3	(55,000)	—	—	—
Balance at December 31, 2020	$111,505	$242,201	$64,424	$705,013

Within the net gain (loss) for derivatives included in net investment income were unrealized losses of $11.2 million, unrealized gains of $113.3 million, and unrealized losses of $94.9 million relating to assets still held at December 31, 2020, 2019, and 2018, respectively.

The associated embedded derivative decrease is largely driven by classification changes to declared funds within indexed products and by changes to the embedded derivative discount rate.

There were no transfers between Level 1 and Level 2 fair value hierarchies during the periods presented. Unless information is obtained from the brokers that indicates observable inputs were used in their pricing, there are not enough observable inputs to enable American National to classify the securities priced by the brokers as other than Level 3. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The inputs used by the brokers include recent transactions in the security, similar bonds with same name, ratings, maturity and structure, external dealer quotes in the security, Bloomberg evaluated pricing and prior months pricing. None of these inputs were observable to American National as of December 31, 2020. The transfers out of Level 3 during the years ended December 31, 2020 and 2019 were the result of securities being priced by the third-party service at the end of the period, using inputs that were observable or derived from market data, which resulted in classification of these assets as Level 2.

Note 9 – Fair Value of Financial Instruments — (Continued)

Fair Value Information About Financial Instruments Not Recorded at Fair Value

Information about fair value estimates for financial instruments not measured at fair values is discussed below:

Fixed Maturity Securities—The fair value of bonds held-to-maturity is determined to be consistent with the disclosure under Valuation Techniques for the Financial Instrument Recorded at Fair Value section.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Policy Loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans such that they cannot be separated from the policy contracts, the unpredictable timing of repayments and the fact that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Separately Managed Accounts—The amounts reported in separately managed accounts consist primarily of notes and private equity. These investments are private placements and do not have a readily determinable fair value. The carrying value of the separately managed accounts is cost or market value, if available from the separately managed account manager. Market value is provided by the separately managed account manager in subsequent quarters. American National believes that cost approximates fair value at initial recognition during the quarter of investment.

Investment Contracts—The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, net of interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset at anniversary.

Notes Payable—Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Federal Home Loan Bank Advance—The Federal Home Loan Bank advance is carried at outstanding principal balance. The fair value of the advance is obtained from the Federal Home Loan Bank of Dallas.

Note 9 – Fair Value of Financial Instruments — (Continued)

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis are shown below (in thousands):

	December 31, 2020
	FV Hierarchy Level	Carrying Amount	Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity
U.S. states and political subdivisions	Level 2	$109,445	$113,535
Foreign governments	Level 2	3,851	4,225
Corporate debt securities	Level 2	6,981,597	7,595,712
Corporate debt securities	Level 3	3,024	3,024
Residential mortgage-backed securities	Level 2	114,127	117,728
Collateralized debt securities	Level 2	135,194	141,213
Other debt securities	Level 2	7,732	7,744
Total fixed maturity, bonds held-to-maturity		7,354,970	7,983,181
Mortgage loans on real estate, net of allowance	Level 3	5,242,531	5,451,152
Policy loans	Level 3	373,014	373,014
Total financial assets		$12,970,515	$13,807,347
Financial liabilities
Investment contracts	Level 3	$10,101,764	$10,101,764
Notes payable	Level 3	153,703	153,703
Federal Home Loan Bank advance	Level 2	250,000	250,227
Total financial liabilities		$10,505,467	$10,505,694

	December 31, 2019
	FV Hierarchy Level	Carrying Amount	Fair Value
Financial assets
Fixed maturity, bonds held-to-maturity
U.S. states and political subdivisions	Level 2	$165,109	$170,114
Foreign governments	Level 2	3,907	4,349
Corporate debt securities	Level 2	8,099,098	8,424,969
Residential mortgage-backed securities	Level 2	237,516	242,828
Collateralized debt securities	Level 2	125,631	126,430
Total fixed maturity, bonds held-to-maturity		8,631,261	8,968,690
Mortgage loans on real estate, net of allowance	Level 3	5,097,017	5,309,005
Policy loans	Level 3	379,657	379,657
Total financial assets		$14,107,935	$14,657,352
Financial liabilities
Investment contracts	Level 3	$10,254,959	$10,254,959
Notes payable	Level 3	157,997	157,997
Total financial liabilities		$10,412,956	$10,412,956

Note 10 – Deferred Policy Acquisition Costs

Deferred policy acquisition costs are shown below (in thousands):

				Property
	Life	Annuity	Health	& Casualty	Total
Balance at December 31, 2017	$791,276	$426,497	$36,806	$119,265	$1,373,844
Additions	131,156	92,603	12,590	315,305	551,654
Amortization	(97,263)	(57,468)	(15,436)	(309,990)	(480,157)
Effect of change in unrealized gains on available-for-sale debt securities	13,964	37,956	—	—	51,920
Net change	47,857	73,091	(2,846)	5,315	123,417
Balance at December 31, 2018	839,133	499,588	33,960	124,580	1,497,261
Additions	139,336	70,272	19,940	313,710	543,258
Amortization	(113,300)	(79,746)	(21,322)	(316,141)	(530,509)
Effect of change in unrealized gains on available-for-sale debt securities	(12,269)	(74,734)	—	—	(87,003)
Net change	13,767	(84,208)	(1,382)	(2,431)	(74,254)
Balance at December 31, 2019	852,900	415,380	32,578	122,149	1,423,007
Additions	148,142	55,411	15,926	335,744	555,223
Amortization	(94,386)	(103,709)	(15,619)	(335,831)	(549,545)
Effect of change in unrealized gains on available-for-sale debt securities	(10,448)	(58,026)	—	—	(68,474)
Net change	43,308	(106,324)	307	(87)	(62,796)
Balance at December 31, 2020	$896,208	$309,056	$32,885	$122,062	$1,360,211

Commissions comprise the majority of the additions to deferred policy acquisition costs.

Note 11 – Liability for Future Policy Benefits and Policyholder Account Balances

American National estimates liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 6.0% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liabilities range from 3.0% to 6.0%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the consolidated statements of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustment.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses

The liability for unpaid claims and claim adjustment expenses (“claims”) for health and property and casualty insurance is included in “Policy and contract claims” in the consolidated statements of financial position and is the amount estimated for incurred but not reported (“IBNR”) claims and claims that have been reported but not settled. The liability for unpaid claims is estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, less anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. There have been no significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

Information regarding the liability for unpaid claims is shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Unpaid claims balance, beginning	$1,322,837	$1,305,225	$1,218,652
Less: Reinsurance recoverables	246,447	254,466	241,301
Net beginning balance	1,076,390	1,050,759	977,351
Incurred related to
Current	1,177,634	1,207,796	1,193,216
Prior years	(61,659)	(57,979)	(19,852)
Total incurred claims	1,115,975	1,149,817	1,173,364
Paid claims related to
Current	681,960	688,544	688,493
Prior years	399,276	435,642	411,463
Total paid claims	1,081,236	1,124,186	1,099,956
Net balance	1,111,129	1,076,390	1,050,759
Plus: Reinsurance recoverables	243,084	246,447	254,466
Unpaid claims balance, ending	$1,354,213	$1,322,837	$1,305,225

The net and gross reserve calculations have shown favorable development as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $61.7 million, $58.0 million, $19.9 million in 2020, 2019, and 2018, respectively. The favorable development in 2020 was a reflection of lower rates of claim severity emergence than previously expected in the worker’s compensation line of business , and lower liability claim settlement costs emerging from agribusiness and private passenger automobile lines of business. The favorable development in 2019 reflected lower rates of claim severity emergence than previously expected in the workers compensation line of business , and lower liability claim settlement costs emerging from private passenger automobile line of business.

For short-duration health insurance claims, the total of IBNR plus expected development on reported claims included in the liability for unpaid claims and claim adjustment expenses at December 31, 2020 and December 31, 2019 was $20.5 million and $21.4 million respectively.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

The reconciliation of the net incurred and paid claims development tables to the liability for claims and claim adjustment expenses in the consolidated statement of financial position is as follows (in thousands):

December 31, 2020
Net outstanding liabilities
Auto Liability	$449,779
Non-Auto Liability	282,681
Commercial Multi-Peril	125,321
Homeowners	82,010
Short Tail Property	39,528
Credit Property and Casualty	18,870
Credit Life	1,123
Health	25,089
Credit Health	4,689
Other	796
Liabilities for unpaid claims and claim adjustment expenses, net of reinsurance	1,029,886
Reinsurance recoverable on unpaid claims
Auto Liability	9,240
Non-Auto Liability	38,496
Commercial Multi-Peril	5,972
Homeowners	9,520
Short Tail Property	6,018
Credit Property and Casualty	14,220
Credit Life	752
Health	165,436
Credit Health	1,903
Other	7,159
Total reinsurance recoverable on unpaid claims	258,716
Insurance lines other than short-duration	229,209
Unallocated claim adjustment expenses	57,477
286,686
Total gross liability for unpaid claims and claim adjustment expense	$1,575,288

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Property and Casualty Reserving Methodology—The following methods are utilized:

•	Initial Expected Loss Ratio—This method calculates an estimate of ultimate losses by applying an estimated loss ratio to actual earned premium for each calendar/accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to influence initial expectations of the ultimate loss ratios.

•	Pegged Frequency and Severity—This method uses actual claims count data and emergence patterns of older accident periods to project the ultimate number of reported claims for a given accident year. A similar process projects the ultimate average severity per claim so that the product of the two projections results in a projection of ultimate loss for a given accident year.

•	Bornhuetter-Ferguson—This method uses, as a starting point, either an assumed Initial Expected Loss Ratio Method or Pegged Frequency and Severity method and blends in the loss ratio or frequency and severity implied by the claims experience to date by using loss development patterns based on our historical experience. This method is generally appropriate where there are few reported claims and an unstable pattern of reported losses.

•	Loss or Expense Development (Chain Ladder)—This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.

•	Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development—This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate total. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.

•	Calendar Year Paid Adjusting and Other Expense to Paid Loss—This method uses a selected prior calendar years’ paid expense to paid loss ratio to project ultimate loss adjustment expenses for adjusting and other expense. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim’s life.

For most credit property and casualty products, IBNR liability is calculated as a percentage of pro rata unearned premium, with the specific percentage for a given product line informed by a traditional completion factor claim reserve analysis.

The expected development on reported claims is the sum of a pay-to-current reserve and a future reserve. The pay-to-current reserve is calculated for each open claim having a monthly indemnity and contains the amount required to pay the open claim from the last payment date to the current valuation date. The future reserve is calculated by assigning to each open claim a fixed reserve amount based on the historical average severity. For debt cancellation products and involuntary unemployment insurance, this reserve is calculated using published valuation tables.

Cumulative claim frequency information is calculated on a per claim basis. Claims that do not result in a liability are not considered in the determination of unpaid liabilities.

For any given line of business, none of these methods are relied on exclusively. With minor exceptions, multiple methods may be used for a line of business as a check for reasonableness of our reselected reserve value.

The following contains information about incurred and paid claims development as of December 31, 2020, net of reinsurance, as well as cumulative claim frequency and the total of IBNR liabilities plus expected development on reported claims included within the net incurred claims amounts. The information about incurred and paid claims development for the years ended December 31, 2011 to 2019 is presented as supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Auto Liability—Consists of personal and commercial auto. Claims and claim adjustment expenses are shown below (in thousands):

			Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance								As of December 31, 2020
					Years ended December 31,							Cumulative
											IBNR Plus	Number of
Accident											Expected	Reported
Year	2011*	2012*	2013*	2014*	2015*	2016*	2017*	2018*	2019*	2020	Development	Claims
2011	$263,411	$250,659	$248,865	$244,519	$244,436	$242,619	$241,711	$240,997	$240,650	$240,601	$70	47,076
2012		251,593	242,255	231,312	228,013	229,426	228,559	228,864	228,486	228,236	92	44,689
2013			242,364	236,432	233,068	231,301	228,285	226,608	227,234	227,102	312	38,816
2014				232,146	223,386	217,819	215,419	214,870	214,557	214,326	369	36,000
2015					237,578	240,697	239,421	245,775	244,798	244,621	1,567	36,087
2016						259,177	256,080	261,400	259,128	257,633	3,352	37,092
2017							269,803	280,012	275,850	273,551	7,175	38,535
2018								314,467	299,512	288,806	23,172	37,711
2019									330,988	313,636	44,325	35,995
2020										277,597	90,052	24,322
									Total	$2,566,109

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
Accident	Years ended December 31,

Year	2011*		2012*	2013*	2014*	2015*		2016*	2017*	2018*	2019*	2020
2011	$93,245	$ 161,387		$197,326	$ 217,640	$ 230,585		$236,187	$238,510	$239,409	$240,085	$240,313
2012			82,531	150,323	183,448	204,980		214,467	219,170	222,117	222,865	224,585
2013				79,358	143,709	181,535		204,480	215,280	219,303	223,739	224,675
2014					72,838	134,376		166,947	187,375	204,057	209,401	210,994
2015						78,861		149,366	186,281	211,908	231,530	237,792
2016								86,492	153,911	198,326	225,869	237,592
2017									88,357	175,175	218,435	241,823
2018										95,777	185,317	227,312
2019											98,545	193,389
2020												78,699
											Total	$2,117,174
								All outstanding liabilities before 2011, net of reinsurance*				844
				Liabilities for claims and claim adjustment expenses, net of reinsurance								$449,779

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Non-Auto Liability—Consists of workers’ compensation and other liability occurrence. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2020
					Years ended December 31,							Cumulative
											IBNR Plus	Number of
Accident											Expected	Reported
Year	2011*	2012*	2013*	2014*	2015*	2016*	2017*	2018*	2019*	2020	Development	Claims
2011	$ 86,409	$ 76,038	$ 75,390	$ 74,372	$ 73,647	$ 71,423	$ 68,248	$ 67,979	$ 67,307	$67,758	$1,978	5,726
2012		83,146	80,470	78,644	75,226	68,017	63,630	64,118	63,336	63,552	2,368	4,872
2013			74,183	75,815	70,772	67,841	65,096	64,564	63,284	62,926	2,650	4,556
2014				83,084	75,550	72,624	67,339	67,865	67,267	67,268	3,472	6,102
2015					83,897	78,968	76,724	67,548	64,189	63,326	4,848	5,556
2016						86,935	83,179	73,764	73,195	68,178	8,180	4,481
2017							102,616	88,902	81,240	77,322	8,875	8,133
2018								88,986	85,910	79,493	23,527	13,575
2019									96,064	95,340	38,408	11,633
2020										90,197	59,252	8,703
									Total	$735,360

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
Accident						Years ended December 31,

Year	2011*		2012*	2013*	2014*	2015*		2016*	2017*	2018*	2019*	2020
2011	$13,848		$31,943	$41,814	$52,003	$56,791		$60,706	$62,414	$63,121	$63,706	$64,020
2012			13,862	27,574	38,826	49,585		55,194	57,863	59,528	60,900	61,450
2013				12,794	22,743	32,474		42,504	47,987	51,672	54,323	55,426
2014					11,201	26,587		36,220	45,206	51,853	55,307	57,497
2015						11,979		23,488	37,059	46,285	51,303	53,478
2016								12,733	24,633	35,502	45,820	50,596
2017									14,865	37,139	48,654	53,996
2018										13,156	26,115	37,574
2019											12,204	30,199
2020												9,596
											Total	$473,832
								All outstanding liabilities before 2011, net of reinsurance*				21,153
					Liabilities for claims and claim adjustment expenses, net of reinsurance							$282,681

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Commercial Multi-Peril—Consists of business owners insurance and mortgage fire business. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance										As of December 31, 2020
					Years ended December 31,							Cumulative
											IBNR Plus	Number of
Accident											Expected	Reported
Year	2011*	2012*	2013*	2014*	2015*	2016*	2017*	2018*	2019*	2020	Development	Claims
2011	$ 42,185	$ 40,825	$ 39,037	$ 38,160	$ 38,456	$ 36,945	$ 37,014	$ 36,638	$ 35,964	$36,104	$222	3,566
2012		35,169	28,548	26,805	23,258	23,385	23,090	22,481	22,045	22,033	142	2,718
2013			33,979	27,592	27,867	26,970	25,948	26,028	24,790	24,681	301	2,228
2014				36,852	31,220	34,911	33,962	36,132	34,279	34,004	396	2,314
2015					33,997	31,488	29,023	32,282	31,285	33,059	848	2,238
2016						38,115	33,475	33,080	31,615	33,628	1,530	4,792
2017							42,411	37,079	40,611	43,367	2,801	6,796
2018								50,784	50,182	51,519	8,442	5,609
2019									56,062	59,789	17,510	3,442
2020										68,226	31,248	3,420
									Total	$406,410

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
Accident						Years ended December 31,

Year	2011*		2012*	2013*	2014*	2015*		2016*	2017*	2018*	2019*	2020
2011	$13,092		$18,390	$22,616	$28,291	$30,458		$32,692	$34,177	$34,782	$34,939	$35,605
2012			11,525	14,454	16,263	18,670		20,716	21,026	21,352	21,415	21,453
2013				9,374	12,723	15,426		18,406	20,816	21,718	23,210	23,348
2014					12,001	16,484		20,199	24,602	27,339	31,448	32,702
2015						9,820		12,956	16,402	21,680	25,188	27,201
2016								11,327	17,193	19,085	22,339	25,686
2017									12,458	20,828	23,294	26,202
2018										18,027	30,078	32,490
2019											22,098	32,295
2020												25,492
											Total	$282,474
					All outstanding liabilities before 2011, net of reinsurance*							1,385
				Liabilities for claims and claim adjustment expenses, net of reinsurance								$125,321

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Homeowners—Consists of homeowners and renters business. Claims and claim adjustment expenses are shown below (in thousands):

			Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance								As of December 31, 2020
					Years ended December 31,							Cumulative
											IBNR Plus	Number of
Accident											Expected	Reported
Year	2011*	2012*	2013*	2014*	2015*	2016*	2017*	2018*	2019*	2020	Development	Claims
2011	$203,301	$200,356	$198,757	$197,581	$197,381	$197,451	$197,239	$197,070	$197,020	$197,093	$—	38,761
2012		181,284	177,664	175,523	175,509	175,178	175,032	174,611	174,276	174,239	—	30,999
2013			152,208	149,080	149,272	148,231	147,927	147,444	147,359	147,234	—	20,041
2014				132,651	131,634	130,287	131,546	130,895	130,747	130,799	—	18,182
2015					125,430	124,199	123,619	123,824	123,731	123,357	33	17,753
2016						147,264	145,373	144,376	145,019	144,828	20	21,549
2017							164,284	172,274	172,491	169,524	25	23,555
2018								174,495	179,561	176,317	1,264	22,519
2019									177,854	176,005	5,808	20,125
2020										227,298	23,749	23,049
									Total	$1,666,694

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident
Year	2011*	2012*	2013*	2014*	2015*	2016*	2017*	2018*	2019*	2020
2011	$ 160,625	$190,946	$194,237	$195,327	$ 196,575	$ 196,628	$196,717	$196,757	$ 196,787	$196,872
2012		143,797	169,415	171,842	173,170	173,676	174,139	174,247	174,256	174,239
2013			115,605	140,309	145,152	146,650	146,920	147,145	147,233	147,232
2014				96,300	122,601	126,245	129,467	130,059	130,305	130,542
2015					86,617	114,696	119,331	122,585	122,955	123,065
2016						105,415	136,796	140,972	144,000	144,596
2017							116,075	159,107	166,009	167,638
2018								121,631	165,203	170,850
2019									122,530	163,400
2020										166,352
									Total	$1,584,786
				All outstanding liabilities before 2011, net of reinsurance*						102
			Liabilities for claims and claim adjustment expenses, net of reinsurance							$82,010

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Short Tail Property—Consists of auto physical damage, fire, rental owners, standard fire policy, country estates, inland marine and watercraft. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment		As of December 31, 2020
	Expenses, Net of Reinsurance		IBNR Plus Expected
	Years ended December 31,			Cumulative Number of
Accident Year	2019*	2020	Development	Reported Claims
2019	$247,229	$242,184	$115	65,697
2020	—	237,332	(418)	50,486
	Total	$479,516

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
	Years ended December 31,
Accident Year	2019*	2020
2019	$218,333	$238,413
2020	—	203,827
	Total	$442,240
All outstanding liabilities before 2019, net of reinsurance*		2,252
Liabilities for claims and claim adjustment expenses, net of reinsurance		$39,528

*	Unaudited supplementary information

Credit Property and Casualty—Consists of credit property insurance, vendor’s or lender’s single interest insurance, GAP insurance, GAP waiver, debt cancellation products, involuntary unemployment insurance and collateral protection insurance. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment		As of December 31, 2020
	Expenses, Net of Reinsurance		IBNR Plus Expected	Cumulative Number of
	Years ended December 31,
Accident Year	2019*	2020	Development	Reported Claims
2019	$82,391	$82,393	$21	28,454
2020	—	65,260	14,089	19,659
	Total	$147,653

		Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
		Years ended December 31,
Accident Year	2019*	2020
2019	$61,302	$82,372
2020		46,417
	Total	$128,789
	All outstanding liabilities before 2019, net of reinsurance*	6
Liabilities for claims and claim adjustment expenses, net of reinsurance		$18,870

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Credit Life—For credit life products, IBNR is calculated as a percentage of life insurance in-force. This line of business has substantially all claims settled and paid in less than two years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment		As of December 31, 2020
	Expenses, Net of Reinsurance		IBNR Plus Expected	Cumulative Number of
	Years ended December 31,
Accident Year	2019*	2020	Development	Reported Claims
2019	$5,956	$6,421	$59	29
2020	—	7,265	1,001	29
	Total	$13,686

		Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
		Years ended December 31,
Accident Year	2019*	2020
2019	$4,772	$6,362
2020	—	6,201
	Total	$12,563
	All outstanding liabilities before 2019, net of reinsurance*	—
Liabilities for claims and claim adjustment expenses, net of reinsurance		$1,123

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Health Reserving Methodology—The following methods are utilized:

•	Completion Factor Approach—This method assumes that the historical claim patterns will be an accurate representation of unpaid claim liabilities. An estimate of the unpaid claims is calculated by subtracting period-to-date paid claims from an estimate of the ultimate “complete” payment for all incurred claims in the period. Completion factors are calculated which “complete” the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout.

•	Tabular Claims Reserves—This method is used to calculate the reserves for long-term care and disability income blocks of business. These reserves rely on published valuation continuance tables created using industry experience regarding assumptions of continued morbidity and subsequent recovery. Reserves are calculated by applying these continuance tables, along with appropriate company experience adjustments, to the stream of contractual benefit payments. These expected benefit payments are discounted at the required interest rate.

•	Future Policy Benefits—Reserves are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate.

•	Premium Deficiency Reserves—Deficiency reserves are established when the expected future claim payments and expenses for a classification of policies are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, future net investment income, and the expected benefit utilization patterns. We have established premium deficiency reserves for portions of the major medical business and the long-term care business that are in run-off. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness, and the reserve amount is monitored against emerging losses.

There is no expected development on reported claims in the health blocks. Claim frequency is determined by totaling the number of unique claim numbers during the period as each unique claim number represents a claim event for an individual claimant.

Health—Consists of stop-loss and other supplemental health products. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance					As of December 31, 2020
		Years ended December 31,				IBNR Plus	Cumulative

						Expected	Number of
Accident Year	2016*	2017*	2018*	2019*	2020	Development	Reported Claims
2016	$36,198	$41,236	$37,164	$37,233	$37,223	$—	28,723
2017		41,544	39,930	35,466	35,447	—	31,396
2018			64,686	63,729	57,676	—	31,766
2019				48,175	52,508	5,271	32,205
2020					38,461	14,269	23,773
				Total	$221,315

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
		Years ended December 31,
Accident Year	2016*	2017*	2018*	2019*	2020
2016	$24,357	$37,040	$37,115	$37,191	$37,198
2017		25,358	35,392	35,420	35,420
2018			34,894	57,759	57,616
2019				33,353	47,270
2020					23,398
				Total	$200,902
All outstanding liabilities before 2016, net of reinsurance*					4,676
Liabilities for claims and claim adjustment expenses, net of reinsurance					$25,089

*	Unaudited supplementary information.

Note 12 – Liability for Unpaid Claims and Claim Adjustment Expenses — (Continued)

Credit Health Reserving Methodology—The following methods are utilized:

Tabular Claims Reserves—These reserves rely on published valuation continuance tables. The insureds age at disablement, the duration of the claim and the remaining term of the policy are used to provide a factor which is applied to the remaining exposure to calculate the present value of future benefits for insureds on claim.

The claim liability consists of IBNR and Due/Unpaid. The IBNR utilizes an inventory type method based on historical patterns of claim payments incurred but not reported within the last six months of the valuation date.

The Due/Unpaid reserves are the amount needed to pay an open claim from the last date of payment to the reserve valuation date.

Credit Health—The claim liability consists of credit disability. This line of business has substantially all claims settled and paid in less than five years. Claims and claim adjustment expenses are shown below (in thousands):

	Incurred Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance					As of December 31, 2020
		Years ended December 31,				IBNR Plus	Cumulative

						Expected	Number of
Accident Year	2016*	2017*	2018*	2019*	2020	Development	Reported Claims
2016	$4,323	$3,975	$3,914	$4,029	$3,865	$22	3,593
2017		4,555	4,852	4,773	4,820	81	3,773
2018			4,631	4,163	4,155	118	3,535
2019				3,902	3,705	230	2,972
2020					3,736	540	1,963
				Total	$20,281

	Cumulative Paid Claims and Allocated Claim Adjustment Expenses, Net of Reinsurance
		Years ended December 31,
Accident Year	2016*	2017*	2018*	2019*	2020
2016	$1,300	$2,745	$3,330	$3,630	$3,759
2017		1,389	3,328	4,058	4,438
2018			1,473	2,930	3,598
2019				1,208	2,618
2020					1,179
				Total	$15,592
All outstanding liabilities before 2016, net of reinsurance*					—
Liabilities for claims and claim adjustment expenses, net of reinsurance					$4,689

*	Unaudited supplementary information.

The following table is supplementary information. A 10-year average annual percentage payout of incurred claims is shown below:

Average Annual Percentage Payout of Incurred Claims by Age, Net of Reinsurance
Years	1	2	3	4	5	6	7	8	9	10
Auto Liability	33.5%	29.2%	15.5%	9.6%	5.8%	2.2%	1.2%	0.4%	0.5%	2.1%
Non-Auto Liability	17.6%	20.7%	16.1%	14.0%	8.2%	4.9%	3.2%	1.7%	0.8%	12.8%
Commercial Multi-Peril	36.3%	15.7%	8.5%	12.0%	8.9%	5.9%	3.8%	0.8%	0.3%	7.8%
Homeowners	73.9%	20.5%	2.9%	1.5%	0.4%	0.1%	0.1%	— %	— %	0.6%
Short Tail Property	88.0%	12.0%	— %	— %	— %	— %	— %	— %	— %	— %
Credit Property and Casualty	72.8%	27.2%	— %	— %	— %	— %	— %	— %	— %	— %
Credit Life	79.9%	20.1%	— %	— %	— %	— %	— %	— %	— %	— %

Note 13 – Reinsurance

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. The maximum amounts that would be retained by one life insurance company (ANICO) by issue ages are shown below (in thousands):

	0-75 Years	76-80 Years	81 and Over
Individual life	$5,000	$2,000	$1,000
Individual accidental death	250	250	250
Credit life	100	100	100
Group life	100	100	100
Total	$5,450	$2,450	$1,450

For the Property and Casualty segment, American National retains the first $1 million of loss per workers’ compensation risk and $1.5 million of loss per non-workers’ compensation risk. Reinsurance covers up to $6 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $20 million, and excess casualty clash coverage is purchased to cover losses up to $60 million. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits and extra contractual obligations. Facultative reinsurance is purchased for individual risks attaching at $20 million as needed. Corporate catastrophe coverage is in place for losses up to $500 million. American National retains the first $17.5 million of each catastrophe. Catastrophe aggregate reinsurance coverage is also purchased and is provided by two contracts. The first contract provides for $30 million of coverage after $104 million of aggregated catastrophe losses has been reached. The first $25 million of each catastrophe loss net of other reinsurance contributes to the $104 million aggregation of losses. The second aggregate contract is the Second and Third Event Property Catastrophe Excess cover. This cover provides $15 million of protection excess of the $10 million retention per catastrophe. The reinsurance protection follows satisfaction of a $13.5 million AAD. This cover acts to reduce the retention on large second and third catastrophe events to $10 million following a first large catastrophe and includes one automatic reinstatement at 100%.

American National remains primarily liable with respect to any reinsurance ceded and would bear the entire loss if the reinsurer does not meet their obligations under any reinsurance treaties. American National had the following recoverables from reinsurance, net of allowance for credit losses (in thousands):

	December 31,	76-80 Years
	2020	2019
Reinsurance recoverables	$414,359	$411,830

None of the amount outstanding at December 31, 2020 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Premiums written and earned are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
WRITTEN
Direct	$2,533,278	$2,500,176	$2,545,747
Reinsurance assumed	591,457	578,656	646,171
Reinsurance ceded	(883,187)	(865,369)	(881,711)
Net	$2,241,548	$2,213,463	$2,310,207

EARNED
Direct	$2,629,403	$2,464,870	$2,499,584
Reinsurance assumed	291,945	236,504	286,165
Reinsurance ceded	(703,274)	(518,580)	(557,556)
Net	$2,218,074	$2,182,794	$2,228,193

Note 13 – Reinsurance — (Continued)

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2020	2019	2018
Direct life insurance in-force	$128,075,765	$117,886,265	$110,125,270
Reinsurance risks assumed from other companies	171,433	218,020	230,845
Reinsurance risks ceded to other companies	(24,006,683)	(24,913,905)	(26,601,422)
Net life insurance in-force	$104,240,515	$93,190,380	$83,754,693

Note 14 – Federal Income Taxes

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2020		2019		2018
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax expense before tax on equity in earnings of unconsolidated affiliates	$113,262	19.5%	$145,819	18.3%	$29,643	18.2%
Tax on equity in earnings of unconsolidated affiliates	8,912	1.5	21,735	2.7	4,469	2.8
Total expected income tax expense at the statutory rate	122,174	21.0	167,554	21.0	34,112	21.0
Tax-exempt investment income	(4,262)	(0.7)	(3,969)	(0.5)	(3,323)	(2.0)
Deferred tax change	2,816	0.5	(519)	(0.1)	(4,354)	(2.7)
Dividend exclusion	(3,097)	(0.5)	(3,628)	(0.5)	(4,080)	(2.5)
Miscellaneous tax credits, net	(7,484)	(1.3)	(7,090)	(0.9)	(7,802)	(4.8)
Low income housing tax credit expense	4,923	0.8	6,394	0.8	6,231	3.8
Change in valuation allowance	(625)	(0.1)	383	—	2,700	1.7
Tax accrual adjustment	—	—	5,350	0.7	(2,893)	(1.8)
Return to provision	—	—	1,007	0.1	(20,301)	(12.5)
Other items, net	2,406	0.4	(65)	(0.1)	1,155	0.6
Total	$116,851	20.1%	$165,417	20.5%	$1,445	0.8%

As of December 31, 2020, American National had no material net operating loss or tax credit carryforwards.

American National’s federal income tax returns for tax years 2016 to 2019 are subject to examination by the Internal Revenue Service. In April 2019, American National received notice from the Internal Revenue Service of its intent to audit tax years 2013 to 2016. In September 2020, American National reached a settlement with the Internal Revenue Service and the audit of tax years 2013, 2014, 2015 and 2016 is now closed. The settlement had no impact on our consolidated statements of financial position or consolidated statements of operations. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld.

As of December 31, 2020, American National had no provision for uncertain tax positions and no provision for penalties or interest. In addition, management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would impact American National’s effective tax rate.

Note 14 – Federal Income Taxes — (Continued)

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31,
	2020	2019
DEFERRED TAX ASSETS
Invested assets, principally due to impairment losses	$19,413	$16,760
Investment in real estate and other invested assets, principally due to investment valuation allowances	33,583	9,680
Policyholder funds, principally due to policy reserve discount	57,572	76,506
Policyholder funds, principally due to unearned premium reserve	23,225	25,726
Participating policyholders’ surplus	41,593	41,533
Commissions and other expenses	8,923	3,495
Other assets	2,492	11,291
Tax carryforwards	1,642	2,344
Gross deferred tax assets before valuation allowance	188,443	187,335
Valuation allowance	(2,458)	(3,083)
Gross deferred tax assets after valuation allowance	185,985	184,252
DEFERRED TAX LIABILITIES
Marketable securities, principally due to net unrealized gains	388,004	278,144
Investment in bonds, principally due to differences between GAAP and tax basis	16,041	15,004
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	199,152	218,795
Property, plant and equipment, principally due to difference between GAAP and tax depreciation methods	19,185	20,812
Pension	1,549	1,833
Other liabilities	40,536	44,192
Gross deferred tax liabilities	664,467	578,780
Total net deferred tax liability	$478,482	$394,528

GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax assets to an amount that is more-likely-than-not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. There were no material changes to our valuation allowance recorded during the years ended December 31, 2020 and 2019. Although realization is not assured, management believes it is more-likely-than-not that our remaining deferred tax assets will be realized and that as of December 31, 2020, no additional valuation allowance is required.

Note 15 – Accumulated Other Comprehensive Income (Loss)

The components of and changes in the accumulated other comprehensive income (“AOCI”), and the related tax effects, are shown below (in thousands):

		Defined		Accumulated
	Net Unrealized	Benefit	Foreign	Other
	Gains (Losses)	Pension Plan	Currency	Comprehensive
	on Securities	Adjustments	Adjustments	Income (Loss)
Balance at December 31, 2017	$720,911	$(76,562)	$(2,133)	$642,216
Amounts reclassified from AOCI (net of tax benefit $561 and expense $1,532)	(2,111)	5,764	—	3,653
Unrealized holding losses arising during the period (net of tax benefit $46,812)	(183,981)	—	—	(183,981)
Unrealized adjustment to DAC (net of tax expense $10,903)	41,017	—	—	41,017
Unrealized losses on investments attributable to participating policyholders’ interest (net of tax expense $2,343)	8,814	—	—	8,814
Actuarial gain arising during the period (net of tax expense of $4,402)	—	16,562	—	16,562
Foreign currency adjustment (net of tax benefit $239)	—	—	(900)	(900)
Cumulative effect of changes in accounting (net of tax benefit $334,955)	(627,119)	—	—	(627,119)
Balance at December 31, 2018	(42,469)	(54,236)	(3,033)	(99,738)
Amounts reclassified from AOCI (net of tax benefit $213 and expense $1,491)	(800)	5,607	—	4,807
Unrealized holding gains arising during the period (net of tax expense $70,808)	266,373	—	—	266,373
Unrealized adjustment to DAC (net of tax benefit $18,270)	(68,733)	—	—	(68,733)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $3,372)	(12,684)	—	—	(12,684)
Actuarial gain arising during the period (net of tax expense $2,629)	—	9,888	—	9,888
Foreign currency adjustment (net of tax expense $104)	—	—	390	390
Cumulative effect of changes in accounting	16,164	(16,491)	(458)	(785)
Balance at December 31, 2019	157,851	(55,232)	(3,101)	99,518
Amounts reclassified from AOCI (net of tax benefit $2,092 and expense $1,018)	(7,870)	3,831	—	(4,039)
Unrealized holding gains arising during the period (net of tax expense $52,808)	198,657	—	—	198,657
Unrealized adjustment to DAC (net of tax benefit $14,380)	(54,094)	—	—	(54,094)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $632)	(2,378)	—	—	(2,378)
Actuarial loss arising during the period (net of tax benefit $4,181)	—	(15,729)	—	(15,729)
Foreign currency adjustment (net of tax expense $62)	—	—	235	235
Balance at December 31, 2020	$292,166	$(67,130)	$(2,866)	$222,170

Note 16 – Stockholders’ Equity and Noncontrolling Interests

On July 1, 2020, American National Insurance Company, a Texas insurance company (“ANICO”), completed its previously announced holding company reorganization. As a result of such reorganization, ANICO became a wholly owned subsidiary of American National Group, Inc., a Delaware corporation (“ANAT”), and ANAT replaced ANICO as the publicly held company. The reorganization provided for the automatic conversion of each share of ANICO common stock, par value of $1.00 per share, issued and outstanding immediately prior to the effective time of the reorganization, into one duly issued, fully paid and non-assessable share of the common stock, par value $0.01 per share, of ANAT. Upon the effective date of the holding company reorganization, ANAT retired 3,945,249 shares of common stock that were held in treasury at ANICO prior to the reorganization. The number of shares outstanding at the dates indicated are shown below:

Year ended
December 31,
2019
Common stock
Shares issued	30,832,449
Treasury shares	(3,945,249)
Outstanding shares	26,887,200
Restricted shares	(10,000)
Unrestricted outstanding shares	26,877,200

Stock-based Compensation

American National has made grants of Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”), and Restricted Stock Units (“RSU”), pursuant to a stock-based compensation plan. The term for granting additional awards under such plan expired in 2019. Pursuant to the plan, grants were made to certain officers meeting established performance objectives, and grants were made to directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated are shown below:

	SAR		RS Shares		RSUs
		Weighted-		Weighted-		Weighted-
		Average		Average		Average
		Grant Date		Grant Date		Grant Date
	Shares	Fair Value	Shares	Fair Value	Units	Fair Value
Outstanding at December 31, 2017	2,586	$106.70	74,000	$110.19	52,765	$106.26
Granted	—	—	—	—	8,250	121.93
Exercised	(650)	99.79	(64,000)	114.90	(41,949)	106.94
Forfeited	—	—	—	—	(750)	121.93
Expired	(1,601)	114.17	—	—	—	—
Outstanding at December 31, 2018	335	84.41	10,000	80.05	18,316	111.12
Granted	—	—	—	—	8,250	113.19
Exercised	—	—	—	—	(18,316)	111.12
Forfeited	—	—	—	—	—	—
Expired	(269)	77.90	—	—	—	—
Outstanding at December 31, 2019	66	110.83	10,000	80.05	8,250	113.19
Granted	—	—	—	—	—	—
Exercised	—	—	—	—	(8,250)	113.19
Forfeited	—	—	—	—	—	—
Expired	(66)	110.83	—	—	—	—
Transferred	—	—	(10,000)	80.05	—	—
Outstanding at December 31, 2020	—	$—	—	$—	—	$—

Note 16 – Stockholders’ Equity and Noncontrolling Interests (Continued)

	SAR	RS Shares	RSUs
Weighted-average contractual remaining life (in years)	0.0	0	0
Exercisable shares	—	N/A	N/A
Weighted-average exercise price	$—	$—	$—
Weighted-average exercise price exercisable shares	—	N/A	N/A
Compensation expense (credit)
Year ended December 31, 2020	$(1,000)	$40,000	$(184,000)
Year ended December 31, 2019	15,000	80,000	1,168,000
Year ended December 31, 2018	(28,000)	328,000	1,098,000
Fair value of liability award
December 31, 2020	$—	N/A	$—
December 31, 2019	1,000	N/A	971,000

The SARs give the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting. All remaining SARs expired on May 1, 2020.

RS awards entitle the participant to full dividend and voting rights. Each RS share awarded has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years and most of these awards feature a graded vesting schedule in the case of the retirement, death or disability of an award holder. Restricted stock awards for 350,334 shares have been granted at an exercise price of zero, of which 10,000 shares were unvested and were transferred to American National Group, Inc, following the holding company reorganization. The compensation expense recognized above is the portion related to American National Insurance Company prior to the transfer.

RSU awards to our directors and advisory directors are now issued by American National Group, Inc. The compensation expense recognized is the portion of the 2019 grant that vested May 1, 2020.

Earnings per Share

Basic earnings per share were calculated using a weighted average number of shares outstanding. Diluted earnings per share include RS and RSU award shares issued in 2019 and 2018. RSUs issued in 2020 may only be settled in cash.

	Years ended December 31,
	2019	2018
Weighted average shares outstanding	26,882,691	26,886,357
Incremental shares from RS awards and RSUs	8,552	30,286
Total shares for diluted calculations	26,891,243	26,916,643
Net income attributable to American National (in thousands)	$620,363	$158,995
Basic earnings per share	$23.08	$5.91
Diluted earnings per share	$23.07	$5.91

Statutory Capital and Surplus

Risk Based Capital (“RBC”) is a measure insurance regulators use to evaluate the capital adequacy of American National’s insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, investment risks related to the type and quality of investments, insurance risks associated with products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 200% of the authorized control level RBC are required to take certain actions. At December 31, 2020 and 2019, ANICO’s statutory capital and surplus was $3.6 billion and $3.5 billion, respectively. All of our other insurance subsidiaries had statutory capital and surplus at December 31, 2020 and 2019, above 200% of the authorized control level, except for ANPAC Louisiana Insurance Company (“ANPLA”) at December 31, 2020. At December 31, 2020 and December 31, 2019, ANPLA’s statutory capital and surplus was $68.5 million and $77.0 million, which resulted in an RBC level of 194% and 280% of the authorized control level, respectively. This decrease in RBC of ANPLA is primarily driven by an increase in homeowners catastrophe losses impacting the current year operating results in 2020. We are actively managing our homeowners exposure of ANPLA, will continue to monitor the surplus levels and will be addressing rate adequacy through future planned underwriting and rate actions.

Note 16 – Stockholders’ Equity and Noncontrolling Interests (Continued)

American National’s insurance subsidiaries prepare financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of each subsidiary’s state of domicile, which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of our insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. One of American National’s insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both ANICO and the Missouri domiciled insurance subsidiary by $75.3 million and $70.3 million at December 31, 2020 and 2019, respectively. The statutory capital and surplus of both ANICO and the Missouri domiciled insurance subsidiary would have remained above the Company action level RBC had it not used the permitted practice.

The statutory capital and surplus and net income (loss) of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

		December 31,
		2020	2019
Statutory capital and surplus
Life insurance entities		$2,188,808	$2,159,770
Property and casualty insurance entities		1,463,179	1,329,782

	Years ended December 31,
	2020	2019	2018
Statutory net income (loss)
Life insurance entities	$(25,178)	$47,133	$59,909
Property and casualty insurance entities	127,207	96,269	66,680

Dividends

Dividends are paid on a quarterly basis. We paid a quarterly dividend of $0.82 to stockholder’s of ANICO prior to the holding company reorganization. Subsequent to the holding company reorganization, a cash dividend is paid to ANAT on a quarterly basis. We will continue to pay our regular cash dividend to ANAT, although there is no assurance as to future dividends because they depend on future earnings, capital requirements and financial conditions.

The amount of dividends paid by our insurance company subsidiaries is restricted by insurance law. These restrictions are based, in part, on the prior year’s statutory income and surplus. In general, dividends up to specified levels are considered ordinary and may be paid without prior regulatory approval. Dividends in larger amounts, or extraordinary dividends, are subject to approval by the insurance commissioner of the relevant state of domicile. For example, restrictions applicable to Texas-domiciled life insurance companies like ANICO limit the payment of dividends to the greater of the prior year’s statutory net income from operations, or 10% of prior year statutory surplus, in each case determined in accordance with statutory accounting principles. ANICO is permitted, without prior approval of the Texas Department of Insurance, to pay total dividends of $363.9 million during 2021.

Noncontrolling Interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company owned by its policyholders. ANICO has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6.8 million at December 31, 2020 and 2019.

American National Insurance Company and its subsidiaries exercise control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as a noncontrolling deficit of $0.9 million and $0.7 million at December 31, 2020 and 2019, respectively.

Note 17 - Pension and Postretirement Benefits

Savings Plans

American National sponsors a qualified defined contribution (401(k) plan) for all employees, and non-qualified defined contribution plans for certain employees whose otherwise eligible earnings exceed the statutory limits under the qualified plans. The total expense associated with matching contributions to these plans was $9.9 million, $9.5 million, and $10.2 million for 2020, 2019, and 2018, respectively.

Pension Benefits

American National sponsors qualified and non-qualified defined benefit pension plans, all of which have been frozen. As such, no additional benefits are accrued through these plans for additional years of service credit or future salary increase credit, and no new participants are added to the plans. Benefits earned by eligible employees prior to the plans being frozen have not been affected.

The qualified pension plans are noncontributory. The plans provide benefits for salaried and management employees and corporate clerical employees subject to a collective bargaining agreement based on years of service and employee compensation. The non-qualified pension plans cover key employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	Qualified		Non-qualified
	2020	2019	2020	2019
Reconciliation of benefit obligation
Obligation at beginning of year	$387,273	$344,974	$65,733	$68,035
Service cost	543	524	—	—
Interest cost on projected benefit obligation	13,079	14,867	1,789	2,554
Actuarial loss	50,620	48,210	6,775	3,847
Benefits paid	(23,770)	(21,302)	(8,506)	(8,703)
Obligation at end of year	427,745	387,273	65,791	65,733
Reconciliation of fair value of plan assets
Fair value of plan assets at beginning of year	470,101	402,579	—	—
Actual return on plan assets	65,700	88,827	—	—
Employer contributions	—	—	8,506	8,703
Benefits paid	(23,812)	(21,305)	(8,506)	(8,703)
Fair value of plan assets at end of year	511,989	470,101	—	—
Funded status at end of year	$84,244	$82,828	$(65,791)	$(65,733)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Service cost	$543	$523	$499
Interest cost	14,868	17,421	15,846
Expected return on plan assets	(26,109)	(24,248)	(24,164)
Amortization of net actuarial loss	4,848	7,070	8,560
Net periodic cost (benefit)	$(5,850)	$766	$741

Amounts related to the defined benefit pension plans recognized as a component of AOCI are shown below (in thousands):

	Years ended December 31,
	2020	2019	2018
Actuarial gain (loss)	$(15,061)	$19,615	$28,260
Deferred tax benefit (expense)	3,163	(4,120)	(5,934)
Cumulative effect of change in accounting	—	(16,491)	—
Other comprehensive income (loss), net of tax	$(11,898)	$(996)	$22,326

Note 17 - Pension and Postretirement Benefits (Continued)

Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2020	2019
Net actuarial loss	$(84,976)	$(69,915)
Deferred tax benefit	17,846	14,683
Amounts included in AOCI	$(67,130)	$(55,232)

The weighted average assumptions used are shown below:

	Used for Net Benefit	Used for Benefit
	Cost for year ended	Obligations as of
	December 31, 2020	December 31, 2020
Discount rate	3.51%	2.52%
Long-term rate of return	5.75	N/A

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of the Pension Protection Act of 2006. American National and its affiliates did not contribute to its qualified plans in 2020 and 2019 due to the substantial contribution over minimum funding standards of $60 million made in 2018. The benefits paid from the non-qualified plans were $8.5 million, $8.7 million and $8.9 million in 2020, 2019 and 2018, respectively. Future payments from the non-qualified pension benefit plans will be funded out of general corporate assets.

The following table shows pension benefit payments expected to be paid (in thousands):

2021	$49,063
2022	32,847
2023	33,168
2024	32,882
2025	30,108
2026-2029	140,784

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9, Fair Value of Financial Instruments for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values (hierarchy measurements) of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$157,933	$—	$157,243	$690
Residential mortgage-backed securities	3,521	—	3,521	—
Mutual funds	—	—	—	—
Equity securities by sector
Consumer goods	57,684	57,684	—	—
Energy and utilities	22,007	22,007	—	—
Finance	40,161	40,161	—	—
Healthcare	51,641	51,641	—	—
Industrials	25,827	25,827	—	—
Information technology	78,720	78,720	—	—
Other	70,230	70,230	—	—
Commercial paper	872	—	872	—
Unallocated group annuity contract	1,940	—	1,940	—
Other	1,453	1,453	—	—
Total	$511,989	$347,723	$163,576	$690

Note 17 – Pension and Postretirement Benefits — (Continued)

	December 31, 2019
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$149,409	$—	$149,409	$—
Residential mortgage-backed securities	4,041	—	4,041	—
Mutual funds	25,594	25,594	—	—
Equity securities by sector
Consumer goods	46,260	46,260	—	—
Energy and utilities	27,410	27,410	—	—
Finance	57,900	57,900	—	—
Healthcare	37,017	37,017	—	—
Industrials	17,996	17,996	—	—
Information technology	60,225	60,225	—	—
Other	35,597	35,597	—	—
Commercial paper	2,948	—	2,948	—
Unallocated group annuity contract	598	—	598	—
Other	5,106	5,106	—	—
Total	$470,101	$313,105	$156,996	$—

The investment policy for the retirement plan assets is designed to provide the highest return commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 75% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S. and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date 1 to 30 years with a Level 1 or 2 rating.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security.

Commercial paper investments generally have a credit rating of A2 Moody’s or P2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement Life and Health Benefits

Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $5.3 million and $4.7 million at December 31, 2020 and 2019, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation.

Note 18 – Commitments and Contingencies

Commitments

American National and its subsidiaries lease insurance sales office space, technological equipment, and automobiles. The remaining long-term lease commitments at December 31, 2020 were approximately $7.4 million.

American National had aggregate commitments at December 31, 2020 to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $1.2 billion of which $582.7 million is expected to be funded in 2021 with the remainder funded in 2022 and beyond.

American National had a $100 million short-term variable rate borrowing facility containing a $55 million sub-feature for the issuance of letters of credit. Borrowings under the facility were at the discretion of the lender and would be used only for funding working capital requirements. As of December 31, 2020 and 2019, the outstanding letters of credit issued under the sub-feature were $3.5 million and $3.5 million, respectively, and there were no other borrowings on this facility. American National chose to non-renew the facility at the October 31, 2020 expiration date.

Federal Home Loan Bank (FHLB) Agreements

In May 2018, the Company became a member of the Federal Home Loan Bank of Dallas (“FHLB”) to augment its liquidity resources. The Company initially purchased $7 million of stock to meet the FHLB’s membership requirement. The FHLB member stock is recorded in other invested assets on the Company’s consolidated statements of financial position. Through its membership, the Company has access to the FHLB’s financial services including advances that provide an attractive funding source for short-term borrowing and for access to other funding agreements. As of December 31, 2020, certain municipal bonds and collateralized mortgage obligations with a fair value of approximately $72.4 million and commercial mortgage loans of approximately $1.5 billion were on deposit with the FHLB as collateral for borrowing. As of December 31, 2020, the collateral provided borrowing capacity for the $250 million in outstanding advances. The additional borrowing capacity as of February 22, 2021 was approximately $775.2 million. The deposited securities and commercial mortgage loans are included in the Company’s consolidated statements of financial position within fixed maturity securities and mortgage loans on real estate, net of allowance, respectively.

FHLB outstanding advance as of December 31, 2020 is shown below (in thousands, except percentages):

	Principal Amount	Interest Rate	Maturity Date
At December 31, 2020
FHLB advance, fixed rate	$250,000	$0.38%	$4/28/2021

Guarantees

ANICO has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by ANICO. The loans are secured by the cash values of the life insurance policies. If the customer were to default on a bank loan, ANICO would be obligated to pay off the loan. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2020, was approximately $121.4 million, while the total cash value of the related life insurance policies was approximately $142.8 million.

Note 18 – Commitments and Contingencies — (Continued)

Litigation

American National and certain subsidiaries are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future.

Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity, or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

Note 19 – Related Party Transactions

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, health insurance contracts, and legal services. The impact on the consolidated financial statements of significant related party transactions is shown below (in thousands):

		Dollar Amount of Transactions			Amount due from American National
		Years ended December 31,			December 31,
Related Party	Financial Statement Line Impacted	2020	2019	2018	2020	2019
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$—	$576	$1,647	$—	$—
Gal-Tex Hotel Corporation	Net investment income	—	9	107	—	—
Greer, Herz & Adams, LLP	Other operating expenses	13,451	12,088	11,173	(441)	(519)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National held a first mortgage loan which originated in 1999, with an interest rate of 7.25% and final maturity date of April 1, 2019 issued to a subsidiary of Gal-Tex, which was collateralized by a hotel property in San Antonio, Texas. This loan has been paid in full. The Moody Foundation owns 34.0% of Gal-Tex and 22.75% of American National, and the Libbie Shearn Moody Trust owns 50.2% of Gal-Tex and 37.0% of American National.

Transactions with Greer, Herz & Adams, LLP: Irwin M. Herz, Jr. is a member of the Board of Directors of American National Group, Inc. and certain of its subsidiaries, and a Partner with Greer, Herz & Adams, LLP, which serves as American National’s General Counsel.

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